                                              REGISTRATION NOS. 2-90380/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]


                        POST-EFFECTIVE AMENDMENT NO. 30

                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                                                             [X]

                                AMENDMENT NO. 56


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------


                            JAMES L. LIPSCOMB, ESQ.


                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, NW
                              WASHINGTON, DC 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on October 27, 2003 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2002 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2003.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    Accumulation Unit Values Table; Annuity Unit
                                                          Tables; General Information--Advertising
                                                          Performance; General Information--Financial
                                                          Statements
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Your Investment Choices; General
                                                          Information--Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Deferred Annuities--Charges;
                                                          Deferred Annuities--Early Withdrawal Charges;
                                                          Deferred Annuities--Premium and Other Taxes;
                                                          Income Annuities--Charges; Income
                                                          Annuities--Premium and Other Taxes; General
                                                          Information--Who Sells the Deferred Annuities
                                                          and Income Annuities; Appendix--Premium Tax
                                                          Table
      7.  General Description of Variable Annuity...    Variable Annuities; Deferred
                                                        Annuities--Purchase Payments (Allocation of
                                                          Purchase Payments and Limits on Purchase
                                                          Payments); Deferred Annuities--Transfers;
                                                          Income Annuities--Income Payment Types;
                                                          Income Annuity--Allocation; Income
                                                          Annuity--Reallocation Privilege; General
                                                          Information--Administration (Purchase
                                                          Payments/Confirming Transactions/Processing
                                                          Transactions by Telephone or Internet/Changes
                                                          to Your Deferred Annuity or Income Annuity/
                                                          When We Can Cancel Your Deferred Annuity or
                                                          Income Annuity)
      8.  Annuity Period............................    Important Terms You Should Know; Deferred
                                                          Annuities--Pay-out Options (or Income
                                                          Options); Income Annuities--Income Payment
                                                          Types/The Value of Your Income Payments
      9.  Death Benefit.............................    Deferred Annuities--Death Benefit; Income
                                                          Annuities--Death Benefit

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account E;
                                                          Deferred Annuities--Purchase Payments
                                                          (Allocation of Purchase Payments and Limits
                                                          on Purchase Payments); The Value of Your
                                                          Investment; Income Annuities--Minimum
                                                          Purchase Payment; Income Annuities--Income
                                                          Payment Types; Allocation; The Value of Your
                                                          Income Payments; General Information--
                                                          Administration (Purchase Payments)
     11.  Redemptions...............................    Deferred Annuities--Access to Your Money
                                                          (Account Reduction Loans, Systematic
                                                          Withdrawal Program for TSA Deferred
                                                          Annuities, Systematic Withdrawal Program for
                                                          Enhanced TSA and IRA Deferred Annuities;
                                                          Systematic Withdrawal Program and Minimum
                                                          Distribution); Deferred Annuities--Early
                                                          Withdrawal Charges (When No Early Withdrawal
                                                          Charge Applies and When A Different Early
                                                          Withdrawal Charge May Apply); General
                                                          Information--When We Can Cancel Your Deferred
                                                          Annuity or Income Annuity; Appendix II for
                                                          Texas Optional Retirement Program; Income
                                                          Annuities--Withdrawal Option
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Not Applicable
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Deferred
                                                          Annuities and Income Annuities
     19.  Purchase of Securities Being Offered......    Not Applicable
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Deferred Annuities and Income Annuities;
                                                          Early Withdrawal Charge
     21.  Calculation of Performance Data...........    Performance Data
     22.  Annuity Payments..........................    Variable Income Payments
     23.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

     The purpose of this Registration Statement Filing is to reflect revisions to the "C" prospectus for Preference Plus(R) Account Deferred Annuities and Income Annuities Contracts and the Statement of Additional Information, as included herein. It is not intended to and does not affect or supersede the "A" and "B" prospectuses, dated May 1, 2003, for the Preference Plus Account Deferred Annuities and Income Annuities (which relates to the following tax markets: Individual Retirement Annuities, Roth Individual Retirement Annuities, SIMPLE Individual Retirement Annuities, Non-Qualified Annuities, Simplified Employee Pensions, Tax Sheltered Annuities, Public Employee Deferred Compensation, Keogh and Qualified Annuity Plans under Section 403(a) of the Internal Revenue Code), which appear in Registrant's previous Registration Statement filing under this same file number, dated April 10, 2003, and which have not changed or been included in this filing. In addition, this filing is not intended to and does not affect or supersede the prospectus, dated May 1, 2003, for the Financial Freedom Account Deferred Annuities and Income Annuities Contracts and the Statement of Additional Information for the Preference Plus Account and Financial Freedom Account Group and Individual Deferred Annuity and Income Annuity Contracts, which also appear in the Registrant's previous Registration Statement filing under this same file number, dated April 10, 2003, and which has not changed or been included in this filing.

                                                           OCTOBER 27, 2003



PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY


CONTRACTS (THE INCOME ANNUITIES MAY ALSO BE KNOWN AS METLIFE PERSONAL INCOMEPLUS(SM) ANNUITY CONTRACTS) ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY



This Prospectus describes group non-qualified and qualified Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus Account contracts (which also may be known as MetLife Personal IncomePlus) variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices for the Deferred
Annuities. The investment choices available are listed in the contract for your Deferred Annuity. The investment choices available to allocate your purchase payment for the Income Annuity are listed in this Prospectus. Your choices may include the Fixed
Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund"), portfolios of the Met Investors Series Trust
("Met Investors Fund") and funds of the American Funds
Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX    METLIFE MID CAP STOCK INDEX
  PIMCO TOTAL RETURN                         HARRIS OAKMARK FOCUSED VALUE
  SALOMON BROTHERS U.S. GOVERNMENT           NEUBERGER BERMAN PARTNERS MID CAP VALUE
  STATE STREET RESEARCH BOND INCOME          JANUS MID CAP
  SALOMON BROTHERS STRATEGIC BOND            STATE STREET RESEARCH AGGRESSIVE GROWTH
  OPPORTUNITIES                              T. ROWE PRICE MID-CAP GROWTH (FORMERLY
  STATE STREET RESEARCH DIVERSIFIED          MFS MID CAP GROWTH)
  LORD ABBETT BOND DEBENTURE                 LOOMIS SAYLES SMALL CAP
  AMERICAN FUNDS GROWTH-INCOME               RUSSELL 2000(R) INDEX
  METLIFE STOCK INDEX                        STATE STREET RESEARCH AURORA
  MFS INVESTORS TRUST                        FRANKLIN TEMPLETON SMALL CAP GROWTH
  MFS RESEARCH MANAGERS                      T. ROWE PRICE SMALL CAP GROWTH
  STATE STREET RESEARCH INVESTMENT TRUST     PIMCO INNOVATION
  DAVIS VENTURE VALUE                        SCUDDER GLOBAL EQUITY
  HARRIS OAKMARK LARGE CAP VALUE             MFS RESEARCH INTERNATIONAL
  AMERICAN FUNDS GROWTH                      MORGAN STANLEY EAFE(R) INDEX
  JANUS AGGRESSIVE GROWTH                    PUTNAM INTERNATIONAL STOCK
  MET/PUTNAM VOYAGER (FORMERLY PUTNAM LARGE  AMERICAN FUNDS GLOBAL SMALL
  CAP GROWTH)                                CAPITALIZATION
  T. ROWE PRICE LARGE CAP GROWTH


HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate
Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2003, as supplemented on October 27, 2003. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-79 of this Prospectus.
To request a free copy of the SAI or to ask questions about the Deferred Annuity (including questions about annuitizing your Deferred Annuity), write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732



To request a free copy of the SAI or to ask questions about the Income Annuity, write or call:




Metropolitan Life Insurance Company


P.O. Box 406904


Atlanta, GA 30384-6904


Toll Free Phone: (866) 438-6477


                          [SNOOPY WITH BRIEFCASE GRAPHIC]

The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and
American Funds prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred
Annuity or Income Annuity.

DEFERRED ANNUITIES AVAILABLE:
     --  Non-Qualified
     --  Traditional IRA
     --  Roth IRA
     --  Unallocated Keogh


INCOME ANNUITIES AVAILABLE:

     --  Non-Qualified
     --  Qualified

A WORD ABOUT
INVESTMENT RISK:


An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS



IMPORTANT TERMS YOU SHOULD KNOW........... ...........   C-PPA-4
TABLE OF EXPENSES.................. ..................   C-PPA-7
ACCUMULATION UNIT VALUES TABLE............ ...........  C-PPA-12
ANNUITY UNIT VALUES TABLE.............. ..............  C-PPA-21
METLIFE....................... .......................  C-PPA-30
METROPOLITAN LIFE SEPARATE ACCOUNT E......... ........  C-PPA-30
VARIABLE ANNUITIES.................. .................  C-PPA-30
   A Deferred Annuity.................................  C-PPA-31
   An Income Annuity..................................  C-PPA-31
YOUR INVESTMENT CHOICES............... ...............  C-PPA-32
DEFERRED ANNUITIES.................. .................  C-PPA-34
   The Deferred Annuity and Your Retirement Plan......  C-PPA-34
   Automated Investment Strategies....................  C-PPA-35
   Purchase Payments..................................  C-PPA-36
      Allocation of Purchase Payments.................  C-PPA-36
      Automated Purchase Payments.....................  C-PPA-36
      Limits on Purchase Payments.....................  C-PPA-37
   The Value of Your Investment.......................  C-PPA-37
   Transfers..........................................  C-PPA-38
   Access to Your Money...............................  C-PPA-39
      Systematic Withdrawal Program...................  C-PPA-39
      Minimum Distribution............................  C-PPA-41
   Contract Fee.......................................  C-PPA-41
   Charges............................................  C-PPA-41
      Insurance-Related Charge........................  C-PPA-41
      Investment-Related Charge.......................  C-PPA-41
   Premium and Other Taxes............................  C-PPA-42
   Early Withdrawal Charges...........................  C-PPA-42
      When No Early Withdrawal Charge Applies.........  C-PPA-43
      When A Different Early Withdrawal Charge May
        Apply.........................................  C-PPA-46
   Free Look..........................................  C-PPA-47
   Death Benefit......................................  C-PPA-47
   Pay-out Options (or Income Options)................  C-PPA-48
INCOME ANNUITIES................... ..................  C-PPA-49
   Income Payment Types...............................  C-PPA-50
   Withdrawal Option..................................  C-PPA-52
      Requesting a Withdrawal.........................  C-PPA-54
   Death Benefit......................................  C-PPA-54


C-PPA- 2

   Minimum Purchase Payment...........................  C-PPA-55
   Minimum Size of Your Income Payment................  C-PPA-55
   The Value of Your Income Payments..................  C-PPA-55
   Reallocation Privilege.............................  C-PPA-58
   Contract Fee.......................................  C-PPA-60
   Charges............................................  C-PPA-60
      Insurance-Related Charge........................  C-PPA-60
      Investment-Related Charge.......................  C-PPA-61
      Withdrawal Processing Fee.......................  C-PPA-61
   Premium and Other Taxes............................  C-PPA-61
   Free Look..........................................  C-PPA-62
GENERAL INFORMATION................. .................  C-PPA-63
   Administration.....................................  C-PPA-63
      Purchase Payments...............................  C-PPA-63
      Confirming Transactions.........................  C-PPA-63
      Processing Transactions.........................  C-PPA-64
        By Telephone or Internet......................  C-PPA-64
        After Your Death..............................  C-PPA-65
        Third Party Requests..........................  C-PPA-65
        Valuation -- Suspension of Payments...........  C-PPA-66
   Advertising Performance............................  C-PPA-66
   Changes to Your Deferred Annuity or Income
      Annuity ........................................  C-PPA-69
   Voting Rights......................................  C-PPA-69
   Who Sells the Deferred Annuities and Income
      Annuities ......................................  C-PPA-70
   Financial Statements...............................  C-PPA-71
   Your Spouse's Rights...............................  C-PPA-71
   When We Can Cancel Your Deferred Annuity or Income
      Annuity.........................................  C-PPA-71
INCOME TAXES..................... ....................  C-PPA-72
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................  C-PPA-88
APPENDIX FOR PREMIUM TAX TABLE............ ...........  C-PPA-89



MetLife does not intend to offer the Deferred Annuities or Income Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.


[CHARLIE BROWN GRAPHIC]

                                                                        C-PPA- 3

IMPORTANT TERMS YOU SHOULD KNOW
ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ANNUITY PURCHASE RATE



The annuity purchase rate is based on the annuity income type you purchase (which may include a withdrawal option), assumed investment return or interest rate and your age, sex and number of payments remaining. Each time you request a reallocation between the Fixed Income Option and the investment divisions of the Separate Account or request a withdrawal (if your Income Annuity has this feature), the annuity purchase rate is reset to reflect any changes in these components. The reset annuity purchase rate represents the assumed investment return or interest rate and your age, sex and number of payments remaining as if you were purchasing the annuity contract on the date of the reallocation or withdrawal.


ANNUITY UNIT VALUE


With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the New York Stock Exchange is open for regular trading. The Exchange usually closes at 4 p.m. but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


[SNOOPY WITH POINTER GRAPHIC]

C-PPA- 4

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds.


                                                                        C-PPA- 5

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE


The MetLife Designated Office is the MetLife office that will generally handle the administration of your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732 for Deferred Annuities (including requests about the pay-out phase of your Deferred Annuity) and 1-866-438-6477 for Income Annuities.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU


In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.


C-PPA- 6

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS (MAY ALSO BE KNOWN AS METLIFE PERSONAL INCOMEPLUS) INCOME ANNUITIES





The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES


  Sales Load Imposed on Purchase Payments...................            None
  Early Withdrawal Charge (as a percentage of each purchase
     payment funding the withdrawal during the pay-in
     phase) (1).............................................        Up to 7%
  Exchange Fee for Deferred Annuities.......................            None
  Surrender Fee for Deferred Annuities......................            None
  Withdrawal Processing Fee (2)......................$95 for each withdrawal
  Reallocation Fee (2)..................................Current Charge: None
                                              Maximum Guaranteed Charge: $30


1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE
  PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING
  SCHEDULE:

   DURING PURCHASE PAYMENT YEAR
   1...........................................................      7%
   2...........................................................      6%
   3...........................................................      5%
   4...........................................................      4%
   5...........................................................      3%
   6...........................................................      2%
   7...........................................................      1%
   THEREAFTER..................................................      0%

THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.


2 SUBJECT TO METLIFE'S UNDERWRITING REQUIREMENTS, WE MAY MAKE AVAILABLE A
  WITHDRAWAL OPTION UNDER YOUR INCOME ANNUITY. IF THE WITHDRAWAL OPTION IS AVAILABLE UNDER YOUR INCOME ANNUITY, YOU CAN CHOOSE TO ADD A WITHDRAWAL OPTION THAT PERMITS YOU TO WITHDRAW AMOUNTS FROM YOUR ANNUITY. THIS OPTION IS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. CHOOSING THIS OPTION WILL TYPICALLY RESULT IN LOWER INCOME PAYMENTS THAN IF THIS FEATURE HAD NOT BEEN CHOSEN.



  WE RESERVE THE RIGHT TO LIMIT REALLOCATIONS AS DESCRIBED LATER IN THIS PROSPECTUS. WE RESERVE THE RIGHT TO IMPOSE A REALLOCATION FEE. THE AMOUNT OF THIS FEE WILL BE NO GREATER THAN $30 PER REALLOCATION.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


Annual Contract Fee for Deferred Annuities (3)..............    None
Separate Account Charge (as a percentage of your average
  account value) (4)
  General Administrative Expenses Charge....................    .20%
  Mortality and Expense Risk Charge.........................    .75%
  Total Separate Account Annual Charge... Maximum Guaranteed
     Charge:                                                    .95%



3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT.
  THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.



4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL
  NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE. THE RATE THAT APPLIES MAY BE LESS THAN THE MAXIMUM RATE, AS DESCRIBED IN MORE DETAIL LATER IN THIS PROSPECTUS. IF THE INCOME ANNUITY IS PURCHASED DIRECTLY FROM METLIFE, THE RATE THAT APPLIES ALSO MAY BE LESS THAN THE MAXIMUM RATE DEPENDING ON THE LEVEL OF DISTRIBUTION ASSISTANCE PROVIDED TO US BY YOUR EMPLOYER, ASSOCIATION OR GROUP. THE LEVELS DEPEND ON VARIOUS FACTORS PERTAINING TO THE AMOUNT OF ACCESS WE ARE GIVEN TO POTENTIAL PURCHASERS. THE RATE THAT APPLIES IS STATED IN YOUR INCOME ANNUITY.

--------------------------------------------------------------------------------

                                  C-PPA- 7

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds, which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American Funds  Minimum   Maximum
  Operating Expenses for the fiscal year ending December 31, 2002
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)..................................................         .31%     1.86%
  After Waiver and/or Reimbursement of Expenses (5)(6)..........         .31%     1.15%


5 MET INVESTORS ADVISORY LLC ("METLIFE INVESTORS") AND MET INVESTORS
  FUND HAVE ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WHEREBY, UNTIL AT LEAST APRIL 30, 2004, METLIFE INVESTORS HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE COMMISSIONS, OR EXTRAORDINARY EXPENSES AND 12B-1 PLAN FEES) AS NECESSARY TO LIMIT TOTAL EXPENSES TO THE PERCENTAGE OF DAILY NET ASSETS TO THE FOLLOWING PERCENTAGES: 1.10% FOR THE PIMCO INNOVATION PORTFOLIO, 0.95% FOR THE T. ROWE PRICE MID-CAP GROWTH PORTFOLIO (FORMERLY MFS MID CAP GROWTH PORTFOLIO), 1.10% FOR THE MFS RESEARCH INTERNATIONAL PORTFOLIO, 0.75% FOR THE LORD ABBETT BOND DEBENTURE PORTFOLIO AND 0.90% FOR THE JANUS AGGRESSIVE GROWTH PORTFOLIO. UNDER CERTAIN CIRCUMSTANCES, ANY FEES WAIVED OR EXPENSES REIMBURSED BY THE INVESTMENT MANAGER MAY, WITH THE APPROVAL OF THE FUND'S BOARD OF TRUSTEES, BE REPAID TO THE INVESTMENT MANAGER. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.



6 PURSUANT TO AN EXPENSE AGREEMENT, METLIFE ADVISERS, LLC ("METLIFE
  ADVISERS") HAS AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE OR PAY OPERATING EXPENSES (EXCLUSIVE OF BROKERAGE COSTS, INTEREST, TAXES OR EXTRAORDINARY EXPENSES) AS NECESSARY TO LIMIT THE TOTAL OF SUCH EXPENSES TO THE ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF THE FOLLOWING PORTFOLIOS AS INDICATED:


                         PORTFOLIO                            PERCENTAGE
                         ---------                            ----------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO                           0.75
MET/PUTNAM VOYAGER PORTFOLIO                                     1.00
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO                    1.15
MFS INVESTORS TRUST PORTFOLIO                                    1.00
MFS RESEARCH MANAGERS PORTFOLIO                                  1.00

     THIS WAIVER OR AGREEMENT TO PAY IS SUBJECT TO THE OBLIGATION OF EACH CLASS OF THE PORTFOLIO (EXCEPT FOR THE MORGAN STANLEY EAFE(R) INDEX AND THE MET/PUTNAM VOYAGER PORTFOLIOS) SEPARATELY TO REPAY METLIFE ADVISERS SUCH EXPENSES IN FUTURE YEARS, IF ANY, WHEN THE PORTFOLIO'S CLASS'S EXPENSES FALL BELOW THE ABOVE PERCENTAGES IF CERTAIN CONDITIONS ARE MET. THE AGREEMENT MAY BE TERMINATED AT ANY TIME AFTER APRIL 30, 2004. THE EFFECT OF SUCH WAIVER AND REIMBURSEMENT IS THAT PERFORMANCE RESULTS ARE INCREASED.

                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                   MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio...                                0.25             0.09             0.34
Salomon Brothers U.S. Government Portfolio...                                       0.55             0.15             0.70
State Street Research Bond Income Portfolio (7)(10)...                              0.40             0.11             0.51
Salomon Brothers Strategic Bond Opportunities Portfolio...                          0.65             0.20             0.85
State Street Research Diversified Portfolio (7)(8)...                               0.44             0.05             0.49
MetLife Stock Index Portfolio...                                                    0.25             0.06             0.31
MFS Investors Trust Portfolio (6)(8)...                                             0.75             0.59             1.34
MFS Research Managers Portfolio (6)(8)...                                           0.75             0.39             1.14
State Street Research Investment Trust Portfolio (7)(8)...                          0.49             0.05             0.54
Davis Venture Value Portfolio (7)(8)...                                             0.75             0.05             0.80
Harris Oakmark Large Cap Value Portfolio (7)(8)...                                  0.75             0.08             0.83
Met/Putnam Voyager Portfolio (6)(7)...                                              0.80             0.27             1.07
T. Rowe Price Large Cap Growth Portfolio (7)(8)...                                  0.63             0.14             0.77
MetLife Mid Cap Stock Index Portfolio...                                            0.25             0.18             0.43
Harris Oakmark Focused Value Portfolio...                                           0.75             0.07             0.82
Neuberger Berman Partners Mid Cap Value Portfolio (7)(8)...                         0.69             0.11             0.80

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio...                                0.00           0.34
Salomon Brothers U.S. Government Portfolio...                                       0.00           0.70
State Street Research Bond Income Portfolio (7)(10)...                              0.00           0.51
Salomon Brothers Strategic Bond Opportunities Portfolio...                          0.00           0.85
State Street Research Diversified Portfolio (7)(8)...                               0.00           0.49
MetLife Stock Index Portfolio...                                                    0.00           0.31
MFS Investors Trust Portfolio (6)(8)...                                             0.34           1.00
MFS Research Managers Portfolio (6)(8)...                                           0.14           1.00
State Street Research Investment Trust Portfolio (7)(8)...                          0.00           0.54
Davis Venture Value Portfolio (7)(8)...                                             0.00           0.80
Harris Oakmark Large Cap Value Portfolio (7)(8)...                                  0.00           0.83
Met/Putnam Voyager Portfolio (6)(7)...                                              0.07           1.00
T. Rowe Price Large Cap Growth Portfolio (7)(8)...                                  0.00           0.77
MetLife Mid Cap Stock Index Portfolio...                                            0.00           0.43
Harris Oakmark Focused Value Portfolio...                                           0.00           0.82
Neuberger Berman Partners Mid Cap Value Portfolio (7)(8)...                         0.00           0.80


                                      C-PPA- 8

                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                   MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Portfolio (7)...                                                      0.69             0.06             0.75
State Street Research Aggressive Growth Portfolio (7)(8)...                         0.73             0.06             0.79
Loomis Sayles Small Cap Portfolio (7)...                                            0.90             0.07             0.97
Russell 2000(R) Index Portfolio...                                                  0.25             0.24             0.49
State Street Research Aurora Portfolio (7)...                                       0.85             0.10             0.95
Franklin Templeton Small Cap Growth Portfolio (6)(7)...                             0.90             0.61             1.51
T. Rowe Price Small Cap Growth Portfolio (7)...                                     0.52             0.09             0.61
Scudder Global Equity Portfolio (7)...                                              0.64             0.17             0.81
Morgan Stanley EAFE(R) Index Portfolio (6)...                                       0.30             0.49             0.79
Putnam International Stock Portfolio (7)...                                         0.90             0.22             1.12

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
METROPOLITAN FUND ANNUAL EXPENSES                                                    WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
Janus Mid Cap Portfolio (7)...                                                      0.00           0.75
State Street Research Aggressive Growth Portfolio (7)(8)...                         0.00           0.79
Loomis Sayles Small Cap Portfolio (7)...                                            0.00           0.97
Russell 2000(R) Index Portfolio...                                                  0.00           0.49
State Street Research Aurora Portfolio (7)...                                       0.00           0.95
Franklin Templeton Small Cap Growth Portfolio (6)(7)...                             0.36           1.15
T. Rowe Price Small Cap Growth Portfolio (7)...                                     0.00           0.61
Scudder Global Equity Portfolio (7)...                                              0.00           0.81
Morgan Stanley EAFE(R) Index Portfolio (6)...                                       0.04           0.75
Putnam International Stock Portfolio (7)...                                         0.00           1.12


                                                                                                         B              A+B=C
                                                                                        A          OTHER EXPENSES   TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                  MANAGEMENT         BEFORE       BEFORE WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)       FEES        REIMBURSEMENT    REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio...                                                     0.50             0.15             0.65
Lord Abbett Bond Debenture Portfolio (5)(10)...                                     0.60             0.17             0.77
Janus Aggressive Growth Portfolio (5)(7)(8)(12)...                                  0.80             0.62             1.42
T. Rowe Price Mid-Cap Growth Portfolio (5)(7)(8)(11)...                             0.75             0.45             1.20
PIMCO Innovation Portfolio (5)(8)...                                                0.95             0.78             1.73
MFS Research International Portfolio (5)(7)...                                      0.80             1.06             1.86

                                                                                                     C-D=E
                                                                                        D        TOTAL EXPENSES
MET INVESTORS FUND ANNUAL EXPENSES                                                   WAIVER/     AFTER WAIVER/
for fiscal year ending December 31, 2002 (as a percentage of average net assets)  REIMBURSEMENT  REIMBURSEMENT
--------------------------------------------------------------------------------  -----------------------------
PIMCO Total Return Portfolio...                                                     0.00           0.65
Lord Abbett Bond Debenture Portfolio (5)(10)...                                     0.02           0.75
Janus Aggressive Growth Portfolio (5)(7)(8)(12)...                                  0.52           0.90
T. Rowe Price Mid-Cap Growth Portfolio (5)(7)(8)(11)...                             0.25           0.95
PIMCO Innovation Portfolio (5)(8)...                                                0.63           1.10
MFS Research International Portfolio (5)(7)...                                      0.76           1.10



AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES        A          B
for fiscal year ending December 31, 2002  MANAGEMENT   12b-1
(as a percentage of average net assets)      FEES      FEES
------------------------------------------------------------
American Funds Growth-Income
  Portfolio (7)(9)..................       0.34        0.25
American Funds Growth
  Portfolio (7)(9)..................       0.38        0.25
American Funds Global Small
  Capitalization Portfolio (7)(9)...       0.80        0.25

                                                C             A+B+C=D
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES    OTHER EXPENSES   TOTAL EXPENSES
for fiscal year ending December 31, 2002      BEFORE       BEFORE WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT    REIMBURSEMENT
----------------------------------------  -------------------------------
American Funds Growth-Income
  Portfolio (7)(9)..................        0.01             0.60
American Funds Growth
  Portfolio (7)(9)..................        0.02             0.65
American Funds Global Small
  Capitalization Portfolio (7)(9)...        0.04             1.09

                                                             D-E=F
AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES          E        TOTAL EXPENSES
for fiscal year ending December 31, 2002     WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)   REIMBURSEMENT  REIMBURSEMENT
----------------------------------------  -----------------------------
American Funds Growth-Income
  Portfolio (7)(9)..................        0.00           0.60
American Funds Growth
  Portfolio (7)(9)..................        0.00           0.65
American Funds Global Small
  Capitalization Portfolio (7)(9)...        0.00           1.09



7 EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO
  CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR EACH RESPECTIVE FUND.



8 CERTAIN METROPOLITAN FUND AND MET INVESTORS FUND SUB-INVESTMENT
  MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. IN ADDITION, MET INVESTORS FUND HAS ENTERED INTO ARRANGEMENTS WITH ITS CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF THIS PRACTICE WERE USED TO REDUCE A PORTION OF EACH PARTICIPATING PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND AND MET INVESTORS FUND PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS OR CREDITS.



9 THE AMERICAN FUNDS HAS ADOPTED A DISTRIBUTION PLAN UNDER RULE 12B-1
  OF THE INVESTMENT COMPANY ACT OF 1940. THE DISTRIBUTION PLAN IS DESCRIBED IN MORE DETAIL IN THE FUND'S PROSPECTUS. WE ARE PAID THE RULE 12B-1 FEE IN CONNECTION WITH THE CLASS 2 SHARES OF THE AMERICAN FUNDS.



10 ON APRIL 29, 2002, THE STATE STREET RESEARCH INCOME PORTFOLIO OF THE
   METROPOLITAN FUND WAS MERGED INTO THE STATE STREET RESEARCH BOND INCOME PORTFOLIO OF THE NEW ENGLAND ZENITH FUND AND THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO OF THE METROPOLITAN FUND WAS MERGED INTO THE LORD ABBETT BOND DEBENTURE PORTFOLIO OF THE MET INVESTORS FUND.



11 ON JANUARY 1, 2003, T. ROWE PRICE ASSOCIATES INC. BECAME THE
   SUB-INVESTMENT MANAGER FOR THE MFS MID CAP GROWTH PORTFOLIO WHICH CHANGED ITS NAME TO T. ROWE PRICE MID-CAP GROWTH PORTFOLIO.



12 ON APRIL 28, 2003, THE JANUS GROWTH PORTFOLIO OF THE METROPOLITAN
   FUND WAS MERGED INTO THE JANUS AGGRESSIVE GROWTH PORTFOLIO OF THE MET INVESTORS FUND.


                                  C-PPA- 9

EXAMPLES



The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.


This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and

     -- you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $917         $1,329         $1,769         $3,171
Minimum...................................................      $757         $  846         $  959         $1,530


EXAMPLE 2.


This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. The example assumes that no income payments were made during the period. As a result, the numbers reflect the higher amount you would pay. Your actual costs may be higher or lower.


ASSUMPTIONS:

     -- there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     --   reimbursement and/or waiver of expenses was not in effect;

     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;

     --   the underlying Portfolio earns a 5% annual return; and


     -- you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $288         $883          $1,502         $3,171
Minimum....................................................      $129         $402          $  695         $1,530


                                      C-PPA- 10

EXAMPLE 3.



This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for an Income Annuity for the time periods indicated. Your actual costs may be higher or lower.



ASSUMPTIONS:



     --   there was no allocation to the Fixed Income Option;



     --   reimbursement and/or waiver of expenses was not in effect;



     -- you bear the minimum or maximum fees and expenses of any of the Portfolios;



     --   no withdrawals have been taken;



     --   the underlying Portfolio earns a 5% annual return; and



     --   the AIR is 3%.



                                                                  1             3             5              10
                                                                 YEAR         YEARS         YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum....................................................      $275         $786          $1,245         $2,153
Minimum....................................................      $124         $361          $  579         $1,036


                                 C-PPA- 11

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

(For an accumulation unit outstanding throughout the period)

    These tables and bar charts show fluctuations in the Accumulation Unit
     Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Lehman Brothers(R) Aggregate Bond Division
  (d)......................................... 2002      $ 11.62          $ 12.69            131
                                               2001        10.92            11.62            134
                                               2000         9.89            10.92             65
                                               1999        10.12             9.89             61
                                               1998        10.00            10.12             11

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


PIMCO Total Return Division (e)............... 2002        10.57            11.47             49
                                               2001        10.00            10.57             11


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Salomon Brothers U.S. Government Division
  (e)......................................... 2002        15.40            16.46             34
                                               2001        14.56            15.40             32


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

[LUCY WITH STOCK TICKER GRAPHIC]
                                      C-PPA- 12

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


State Street Research Bond Income Division
  (c)......................................... 2002      $ 40.64          $ 43.61            100
                                               2001        37.87            40.64             98
                                               2000        34.38            37.87            106
                                               1999        35.52            34.38            114
                                               1998        32.77            35.52            161
                                               1997        30.13            32.77            139
                                               1996        29.36            30.13            128
                                               1995        24.79            29.36            123
                                               1994        25.83            24.79            125
                                               1993        23.43            25.83            151


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Salomon Brothers Strategic Bond Opportunities
  Division (e)................................ 2002        16.56            17.99              9
                                               2001        15.65            16.56              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Diversified Division.... 2002        39.79            33.95            278
                                               2001        42.89            39.79            295
                                               2000        42.85            42.89            354
                                               1999        39.79            42.85            365
                                               1998        33.57            39.79            415
                                               1997        28.11            33.57            390
                                               1996        24.78            28.11            371
                                               1995        19.69            24.78            346
                                               1994        20.51            19.69            341
                                               1993        18.36            20.51            360


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 C-PPA- 13

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Lord Abbett Bond Debenture Division (b)(f).... 2002      $ 10.80          $ 10.84             19
                                               2001        11.05            10.80             38
                                               2000        11.26            11.05             33
                                               1999         9.65            11.26             35
                                               1998        10.53             9.65             33
                                               1997        10.00            10.53             15


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Growth-Income Division (e)..... 2002        92.64            74.94              4
                                               2001        91.20            92.64              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

MetLife Stock Index Division.................. 2002        38.60            29.70            702
                                               2001        44.36            38.60            706
                                               2000        49.39            44.36            793
                                               1999        41.28            49.39            733
                                               1998        32.50            41.28            748
                                               1997        24.83            32.50            701
                                               1996        20.44            24.83            629
                                               1995        15.07            20.44            518
                                               1994        15.04            15.07            432
                                               1993        13.86            15.04            399


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MFS Investors Trust Division (e).............. 2002         8.42             6.65              3
                                               2001        10.11             8.42              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                      C-PPA- 14

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


MFS Research Managers Division (e)............ 2002      $  8.90          $  6.69              2
                                               2001        11.36             8.90              0


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

State Street Research Investment Trust
  Division.................................... 2002        68.31            49.99            309
                                               2001        83.10            68.31            327
                                               2000        89.41            83.10            396
                                               1999        76.19            89.41            399
                                               1998        60.00            76.19            445
                                               1997        47.19            60.00            443
                                               1996        38.99            47.19            402
                                               1995        29.57            38.99            334
                                               1994        30.85            29.57            296
                                               1993        27.22            30.85            258


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Davis Venture Value Division (a).............. 2002        27.60            22.86             19
                                               2001        31.36            27.60             17
                                               2000        30.70            31.36              4

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Large Cap Value Division (d)... 2002        11.70             9.95             92
                                               2001         9.98            11.70            100
                                               2000         8.96             9.98             12
                                               1999         9.72             8.96             15
                                               1998        10.00             9.72              2

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 C-PPA- 15

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


American Funds Growth Division (e)............ 2002      $124.56          $ 93.21              3
                                               2001       153.64           124.56              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Janus Growth Division (e)(h).................. 2002         7.77             5.34             11
                                               2001        10.00             7.77              8


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Met/Putnam Voyager Division (a)............... 2002         4.97             3.50             22
                                               2001         7.25             4.97             36
                                               2000         9.82             7.25              5

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


T. Rowe Price Large Cap Growth Division (d)... 2002        11.73             8.92             54
                                               2001        13.14            11.73             58
                                               2000        13.33            13.14             78
                                               1999        11.01            13.33             29
                                               1998        10.00            11.01              3

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MetLife Mid Cap Stock Index Division (a)...... 2002        10.41             8.78             96
                                               2001        10.64            10.41             63
                                               2000        10.00            10.64             20

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Harris Oakmark Focused Value Division (e)..... 2002        27.50            24.83             33
                                               2001        21.87            27.50             24


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                      C-PPA- 16

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value
  Division (d)................................ 2002      $ 15.34          $ 13.73             76
                                               2001        15.88            15.34             41
                                               2000        12.50            15.88             33
                                               1999        10.73            12.50              8
                                               1998        10.00            10.73              5

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

Janus Mid Cap Division (b).................... 2002        16.14            11.36            177
                                               2001        26.00            16.14            211
                                               2000        38.18            26.00            294
                                               1999        17.29            38.18            239
                                               1998        12.72            17.29            100
                                               1997        10.00            12.72             54

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Aggressive Growth
  Division.................................... 2002        39.05            27.57            227
                                               2001        51.71            39.05            238
                                               2000        56.52            51.71            266
                                               1999        42.82            56.52            265
                                               1998        38.02            42.82            321
                                               1997        35.98            38.02            340
                                               1996        33.72            35.98            341
                                               1995        26.29            33.72            254
                                               1994        27.05            26.29            189
                                               1993        22.26            27.05            163


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


T. Rowe Price Mid-Cap Growth Division (e)..... 2002         8.44             4.68              5
                                               2001        10.00             8.44              5


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 C-PPA- 17

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Loomis Sayles Small Cap Division (a).......... 2002      $ 23.52          $ 18.27              5
                                               2001        26.04            23.52              7
                                               2000        26.26            26.04              3

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Russell 2000(R) Index Division (d)............ 2002        12.19             9.61             51
                                               2001        12.20            12.19             48
                                               2000        12.81            12.20             59
                                               1999        10.53            12.81             37
                                               1998        10.00            10.53             16

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


State Street Research Aurora Division (a)..... 2002        14.09            10.98            122
                                               2001        12.27            14.09             91
                                               2000        10.00            12.27             30

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Franklin Templeton Small Cap Growth Division
  (e)......................................... 2002         8.82             6.31             15
                                               2001        10.00             8.82              7


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


T. Rowe Price Small Cap Growth Division (b)... 2002        12.43             9.03            105
                                               2001        13.79            12.43             98
                                               2000        15.32            13.79            110
                                               1999        12.08            15.32             75
                                               1998        11.79            12.08             94
                                               1997        10.00            11.79             85


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                      C-PPA- 18

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


PIMCO Innovation Division (e)................. 2002      $  7.46          $  3.65             13
                                               2001        10.00             7.46              5


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Scudder Global Equity Division (b)............ 2002        12.55            10.44             39
                                               2001        15.10            12.55             50
                                               2000        15.49            15.10             64
                                               1999        12.49            15.49             64
                                               1998        10.88            12.49             88
                                               1997        10.00            10.88             62


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


MFS Research International Division (e)....... 2002         8.75             7.67              2
                                               2001        10.00             8.75              1


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


Morgan Stanley EAFE(R) Index Division (d)..... 2002         8.77             7.25             80
                                               2001        11.32             8.77             78
                                               2000        13.36            11.32             63
                                               1999        10.80            13.36             50
                                               1998        10.00            10.80             13

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

                                 C-PPA- 19

(For an accumulation unit outstanding throughout the period)

------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                    BEGINNING OF YEAR   END OF YEAR    ACCUMULATION
                                                      ACCUMULATION      ACCUMULATION UNITS END OF YEAR
PREFERENCE PLUS DEFERRED ANNUITIES             YEAR    UNIT VALUE        UNIT VALUE   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------


Putnam International Stock Division........... 2002      $ 13.28          $ 10.85            228
                                               2001        16.88            13.28            262
                                               2000        18.96            16.88            284
                                               1999        16.43            18.96            272
                                               1998        13.54            16.43            318
                                               1997        13.99            13.54            324
                                               1996        14.38            13.99            368
                                               1995        14.40            14.38            396
                                               1994        13.84            14.40            446
                                               1993         9.45            13.84            339


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value


American Funds Global Small Capitalization
  Division.................................... 2002        13.78            11.05              3
                                               2001        15.96            13.78              2


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

          Year End Accumulation Unit Value

----------------------------------------
(a)  Inception Date: July 5, 2000.

(b)  Inception Date: March 3, 1997.

(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.

(d)  Inception Date: November 9, 1998.

(e)  Inception Date: May 1, 2001.

(f) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.

(g)  Inception date: May 1, 2002.

(h) The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.

                                      C-PPA- 20

 ANNUITY UNIT VALUES FOR EACH INVESTMENT DIVISION


(For an annuity unit outstanding throughout the period)



    The Income Annuity was first made available in October 2003 and, as a result, there is no Annuity Unit Values information available.



     These tables and bar charts show fluctuations in the Annuity Unit Values for each investment division from year end to year end for an income annuity we issue with the same expense and AIR structure (0.95% annual Separate Account charge; 4% AIR) as one variation of the Income Annuity. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Lehman Brothers(R) Aggregate Bond Division (d)............. 2002      $ 10.27          $ 10.78
                                                            2001        10.11            10.27
                                                            2000         9.46            10.11
                                                            1999         9.63             9.46

[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


PIMCO Total Return Division (e)............................ 2002        10.30            10.74
                                                            2001        10.07            10.30


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


Salomon Brothers U.S. Government Division (e).............. 2002        10.11            10.40
                                                            2001        10.04            10.11


[GRAPH OF YEAR END ANNUITY UNIT VALUE]

                   Year End Annuity Unit Value


                                 C-PPA- 21

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


State Street Research Bond Income Division (c)............. 2002      $ 12.06          $ 12.44
                                                            2001        11.79            12.06
                                                            2000        11.03            11.79
                                                            1999        11.85            11.03
                                                            1998        11.37            11.85
                                                            1997        10.87            11.37
                                                            1996        11.02            10.87
                                                            1995         9.66            11.02
                                                            1994        10.00             9.66


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Salomon Brothers Strategic Bond Opportunities Division
  (e)...................................................... 2002        10.05            10.49
                                                            2001        10.06            10.05


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


State Street Research Diversified Division (g)............. 2002        14.95            12.27
                                                            2001        16.52            14.95
                                                            2000        17.41            16.52
                                                            1999        16.82            17.41
                                                            1998        14.76            16.82
                                                            1997        12.85            14.76
                                                            1996        11.82            12.85
                                                            1995         9.70            11.82
                                                            1994        10.00             9.70

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                      C-PPA- 22

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Lord Abbett Bond Debenture Division (b)(f)................. 2002      $  8.94          $  8.62
                                                            2001         9.51             8.94
                                                            2000        10.08             9.51
                                                            1999         8.98            10.08
                                                            1998        10.20             8.98
                                                            1997        10.00            10.20


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


American Funds Growth-Income Division (e).................. 2002         9.44             7.34
                                                            2001         9.98             9.44


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

MetLife Stock Index Division (g)........................... 2002        20.00            14.79
                                                            2001        23.22            20.00
                                                            2000        27.68            23.22
                                                            1999        24.60            27.68
                                                            1998        19.70            24.60
                                                            1997        15.65            19.70
                                                            1996        13.49            15.65
                                                            1995        10.27            13.49
                                                            1994        10.00            10.27


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


MFS Investors Trust Division (e)........................... 2002         8.68             6.59
                                                            2001         9.90             8.68


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                 C-PPA- 23

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


MFS Research Managers Division (e)......................... 2002      $  8.29          $  5.99
                                                            2001         9.91             8.29


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

State Street Research Investment Trust Division (g)........ 2002        17.15            12.07
                                                            2001        20.98            17.15
                                                            2000        24.28            20.98
                                                            1999        21.52            24.28
                                                            1998        17.63            21.52
                                                            1997        14.42            17.63
                                                            1996        12.45            14.42
                                                            1995         9.72            12.45
                                                            1994        10.00             9.72


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Davis Venture Value Division (a)........................... 2002         8.48             6.75
                                                            2001         9.79             8.48
                                                            2000        10.34             9.79

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Harris Oakmark Large Cap Value Division (d)................ 2002        10.35             8.46
                                                            2001         9.02            10.35
                                                            2000         8.57             9.02
                                                            1999        10.74             8.57

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                      C-PPA- 24

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


American Funds Growth Division (e)......................... 2002      $  8.31          $  5.98
                                                            2001         9.95             8.31


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Janus Growth Division (e)(h)............................... 2002         7.57             5.01
                                                            2001        10.02             7.57


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Met/Putnam Voyager Division (a)............................ 2002         4.77             3.23
                                                            2001         6.66             4.77
                                                            2000        10.04             6.66

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Large Cap Growth Division (d)................ 2002        10.37             7.58
                                                            2001        11.61            10.37
                                                            2000        12.75            11.61
                                                            1999        11.70            12.75

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


MetLife Mid Cap Stock Index Division (a)................... 2002         9.82             7.96
                                                            2001         9.98             9.82
                                                            2000        10.53             9.98

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Harris Oakmark Focused Value Division (e).................. 2002        10.92             9.48
                                                            2001        10.04            10.92


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                 C-PPA- 25

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Neuberger Berman Partners Mid Cap Value Division (d)....... 2002      $ 13.56          $ 11.67
                                                            2001        14.20            13.56
                                                            2000        11.96            14.20
                                                            1999        12.43            11.96

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value

Janus Mid Cap Division (b)................................. 2002        13.36             9.03
                                                            2001        20.72            13.36
                                                            2000        34.17            20.72
                                                            1999        16.09            34.17
                                                            1998        12.31            16.09
                                                            1997        10.00            12.31

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


State Street Research Aggressive Growth Division (g)....... 2002        11.25             7.64
                                                            2001        14.51            11.25
                                                            2000        17.61            14.51
                                                            1999        13.88            17.61
                                                            1998        12.82            13.88
                                                            1997        12.62            12.82
                                                            1996        12.23            12.62
                                                            1995         9.80            12.23
                                                            1994        10.00             9.80


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Mid-Cap Growth Division (e).................. 2002         8.23             4.39
                                                            2001        10.02             8.23


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                      C-PPA- 26

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


Loomis Sayles Small Cap Division (a)....................... 2002      $  8.45          $  6.31
                                                            2001         9.11             8.45
                                                            2000        10.00             9.11

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Russell 2000(R) Index Division (d)......................... 2002        10.78             8.17
                                                            2001        10.71            10.78
                                                            2000        12.25            10.71
                                                            1999        11.22            12.25

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


State Street Research Aurora Division (a).................. 2002        13.29             9.96
                                                            2001        11.73            13.29
                                                            2000        10.53            11.73

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Franklin Templeton Small Cap Growth Division (e)........... 2002         8.60             5.91
                                                            2001         9.90             8.60


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


T. Rowe Price Small Cap Growth Division (b)................ 2002        10.28             7.18
                                                            2001        11.00            10.28
                                                            2000        13.71            11.00
                                                            1999        11.24            13.71
                                                            1998        11.41            11.24
                                                            1997        10.00            11.41


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                 C-PPA- 27

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


PIMCO Innovation Division (e).............................. 2002      $  7.26          $  3.42
                                                            2001         9.97             7.26


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Scudder Global Equity Division (b)......................... 2002        10.38             8.31
                                                            2001        12.84            10.38
                                                            2000        13.86            12.84
                                                            1999        11.63            13.86
                                                            1998        10.53            11.63
                                                            1997        10.00            10.53


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


MFS Research International Division (e).................... 2002         8.52             7.18
                                                            2001         9.91             8.52


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Morgan Stanley EAFE(R) Index Division (d).................. 2002         7.76             6.16
                                                            2001        10.36             7.76
                                                            2000        12.77            10.36
                                                            1999        11.01            12.77

[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


Putnam International Stock Division (g).................... 2002         6.75             5.30
                                                            2001         8.86             6.75
                                                            2000        10.42             8.86
                                                            1999         9.40            10.42
                                                            1998         8.05             9.40
                                                            1997         8.65             8.05
                                                            1996         9.29             8.65
                                                            1995         9.57             9.29
                                                            1994        10.00             9.57


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


                                      C-PPA- 28

(For an annuity unit outstanding throughout the period)



------------------------------------------------------------------------------------------------
                                                                 BEGINNING OF YEAR   END OF YEAR
                                                                      ANNUITY          ANNUITY
                                                            YEAR    UNIT VALUE       UNIT VALUE
------------------------------------------------------------------------------------------------


American Funds Global Small Capitalization Division (e).... 2002      $  8.90          $  6.86
                                                            2001        10.05             8.90


[GRAPH OF YEAR END ACCUMULATION UNIT VALUE]

                   Year End Annuity Unit Value


----------------------------------------

(a)  Inception Date: August 11, 2000.


(b)  Inception Date: March 3, 1997.


(c) The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Annuity unit values prior to April 29, 2002 are those of State Street Research Income Division.



(d)  Inception Date: July 1, 1999.



(e)  Inception Date: May 4, 2001.



(f) The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Annuity unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.



(g)  Inception date: April 1, 1994.


(h) The assets in this investment division merged into the Janus Aggressive Growth Division on April 28, 2003. This investment division is no longer available under the Deferred Annuity.

                                 C-PPA- 29

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 12 million individuals in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 12 countries serving approximately 8 million customers.


METROPOLITAN LIFE
SEPARATE ACCOUNT E

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or payment amount is at risk. The degree of risk will depend on the investment


                                                  [SNOOPY AND WOODSTOCK PICTURE]
C-PPA- 30
divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

The pay-out phase begins when you elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life or the death benefit.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.


[SNOOPY TEETER TOTTER WITH WOODSTOCK GRAPHIC]

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to an employer, association, trust or other group for its employees, members or participants.


A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.


                                                                       C-PPA- 31

YOUR INVESTMENT CHOICES
The Metropolitan Fund, Met Investors Fund and American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.


Starting with the most conservative Portfolio, the investment choices are listed in the approximate risk relationship among the available Portfolios with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


                                        [SNOOPY READING MENU GRAPHIC]

  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  PORTFOLIO
  PIMCO TOTAL RETURN PORTFOLIO
  SALOMON BROTHERS U.S. GOVERNMENT
  PORTFOLIO
  STATE STREET RESEARCH BOND INCOME
  PORTFOLIO
  SALOMON BROTHERS STRATEGIC BOND
  OPPORTUNITIES PORTFOLIO
  STATE STREET RESEARCH DIVERSIFIED
  PORTFOLIO
  LORD ABBETT BOND DEBENTURE PORTFOLIO
  AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
  METLIFE STOCK INDEX PORTFOLIO
  MFS INVESTORS TRUST PORTFOLIO
  MFS RESEARCH MANAGERS PORTFOLIO
  STATE STREET RESEARCH INVESTMENT TRUST
  PORTFOLIO
  DAVIS VENTURE VALUE PORTFOLIO
  HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
  AMERICAN FUNDS GROWTH PORTFOLIO
  JANUS AGGRESSIVE GROWTH PORTFOLIO
  MET/PUTNAM VOYAGER PORTFOLIO
  T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
  METLIFE MID CAP STOCK INDEX PORTFOLIO
  HARRIS OAKMARK FOCUSED VALUE PORTFOLIO       FRANKLIN TEMPLETON SMALL CAP GROWTH
  NEUBERGER BERMAN PARTNERS MID CAP VALUE      PORTFOLIO
  PORTFOLIO                                    T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
  JANUS MID CAP PORTFOLIO                      PIMCO INNOVATION PORTFOLIO
  STATE STREET RESEARCH AGGRESSIVE GROWTH      SCUDDER GLOBAL EQUITY PORTFOLIO
  PORTFOLIO                                    MFS RESEARCH INTERNATIONAL PORTFOLIO
  T. ROWE PRICE MID-CAP GROWTH PORTFOLIO       MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  LOOMIS SAYLES SMALL CAP PORTFOLIO            PUTNAM INTERNATIONAL STOCK PORTFOLIO
  RUSSELL 2000(R) INDEX PORTFOLIO              AMERICAN FUNDS GLOBAL SMALL
  STATE STREET RESEARCH AURORA PORTFOLIO       CAPITALIZATION PORTFOLIO


Some of the investment choices may not be available under the terms of the Deferred Annuity. The Deferred Annuity contract or other


The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive with all those within the same investment style listed in alphabetical order.

    The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed fixed rate/guaranteed fixed income options.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. C-PPA- 32 correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

*   We have restricted the available investment divisions.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds only through various insurance company annuities and insurance policies.



The Metropolitan Fund, the Met Investors Fund and the American Funds are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, Met Investors Fund or American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

                                                                       C-PPA- 33

DEFERRED ANNUITIES
This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified           * Roth IRAs (Roth
* Traditional IRA           Individual Retirement
  (Individual Retirement    Annuities)
  Annuities)              * Unallocated Keogh

[LINUS BUILDING SAND CASTLE]

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

*   Allocated (your Account Balance records are kept for you as an individual);
    or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

C-PPA- 34

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or State Street Research Aggressive Growth investment division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your contract earns. Early withdrawal charges may be taken from any earnings.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. Say you choose the MetLife Stock Index Division. If over the quarter, it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(SM) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. Also, these strategies were designed to help you take advantage of the tax-deferred status of a Non-Qualified annuity.
[SAFE GRAPHIC]
[SCALE GRAPHIC]
[PIE CHART GRAPHIC]

[GLOBE GRAPHIC]
                                                                       C-PPA- 35

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With "check-o-matic" your bank deducts money from your bank account and makes the purchase payment for you.

                                                            [HOUR GLASS GRAPHIC]
 You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option. However, Federal tax rules may limit the amount and frequency of your purchase payments. C-PPA- 36

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

*   Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

* For the unallocated Keogh Deferred Annuity, a withdrawal should you leave your job.

* For certain Deferred Annuities, you may no longer make purchase payments if you retire.

*   Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

*   Finally, we multiply the previous Accumulation Unit Value by this result.

                                                                       C-PPA- 37

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                       $500    =  50 accumulation units
                       ----
                       $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525. ($500 x 1.05 = $525)

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. ($500 x 9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

*   The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Each Fund may restrict or refuse purchases or redemptions of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.

Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

                                                          [MARCY ADDING GRAPHIC]

You may transfer money within your contract. You will not incur current taxes on your earnings or any early withdrawal charges as a result of transferring your money.

       Income taxes, tax penalties and early withdrawal charges may apply to any withdrawal you make.
C-PPA- 38

WE MAY REQUIRE YOU TO:

*   Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

*   The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive


[CHARLIE BROWN IN MONEY JAR GRAPHIC]

We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account or the investment divisions you select either pro rata or in the proportions you request.

[SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
                                                                       C-PPA- 39
payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account

  If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the month.

Your Account Balance will be reduced by the amount of your Systematic Withdrawal
 Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

C-PPA- 40

Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES
There are two types of charges you pay while you have money in an investment division:

*   Insurance-related charge, and

*   Investment-related charge.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).
INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares

The charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges every time we calculate the Accumulation Unit Value.

MetLife guarantees that the Separate Account insurance- related charge will not increase while you have a Deferred Annuity.

[WOODSTOCK TYPING GRAPHIC]
                                                                       C-PPA- 41
available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis

C-PPA- 42
and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

                           During Purchase Payment Year



    Year                     1     2     3     4     5     6     7    8 & Later
    Percentage              7%    6%    5%    4%    3%    2%    1%       0%

Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

*   On withdrawals of purchase payments you made over seven years ago.

You will not pay an early withdrawal charge on any purchase payments made more than 7 years ago.

We do not include your earnings when calculating early withdrawal charges. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

[FRANKLIN WITH MAGNIFYING GLASS GRAPHIC]
                                                                       C-PPA- 43

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

     --   Unallocated Keogh Deferred Annuity, 20%.

     -- Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* Except for the unallocated Keogh Deferred Annuity, if your contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

     -- Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

     -- Is diagnosed with a terminal illness and not expected to live more than a year.

* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early

 Early withdrawal charges never apply to transfers among investment divisions or transfers to the Fixed Interest Account.
C-PPA- 44
    withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

                       Contract Year
     1*          2          3          4            5
     20%        25%      33 1/3%      50%       remainder



  * Less that Contract Year's withdrawals

    Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

*   If you retire:

     -- For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

     --   For certain IRA Deferred Annuities, if you retire from the employer.

     -- For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the contract.

*   If you leave your job:

     -- For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

     -- For certain IRA Deferred Annuities, if you leave your job with the employer.

     -- If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the contract.

* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

                                                                       C-PPA- 45

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.

* If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transferred are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

*   Amounts transferred before January 1, 1996:

    We credit your transfer amounts with the time you held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                          During Purchase Payment Year
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

*   Transferred amounts on or after January 1, 1996:

     -- For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original contract:

                               After the Transfer
    Year                      1      2      3      4      5     6 and Beyond
    Percentage               5%     4%     3%     2%     1%          0%

     -- If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments

                                                             [WOODSTOCK GRAPHIC]
C-PPA- 46
          under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original contract.

FREE LOOK


You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail or your age. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.


DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.

If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

*   Your Account Balance;


* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period, less any later partial withdrawals, fees and charges; or


*   The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

We will only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-

                                                         [MARCY READING GRAPHIC]
                                                                       C-PPA- 47

Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Where there are multiple beneficiaries, we will only value the death benefit at the time the first beneficiary submits the necessary documents in good order. Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

*   A fixed dollar payment or a variable payment; and

*   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the contract supplement to your Deferred Annuity will tell you when your

 The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
C-PPA- 48
income payments start and the frequency with which you will receive your income payments.

By the date specified in your contract, if you do not either elect to continue the contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.


The Income Annuities have three features that are not available to the Deferred Annuities in the pay-out phase: the ability to make reallocations from the Fixed Income Option to the investment divisions and the availability of the withdrawal option and death benefit. Please read the section under the "Income Annuities" heading for more information about the Deferred Annuities in the pay-out phase.



INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.


We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of the income payment to you which is attributable to the current percentage you allocated to the Fixed Income Option until you make a reallocation from the Fixed Income Option.


Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:


*   Non-Qualified


*   Qualified



If you have accumulated amounts in any of your employer's, association's or group's qualified investment vehicles (for example, Traditional IRAs, ROTH IRAs, Keoghs, 401(k)s), your lump sum


Should our current immediate annuity rates for a fixed pay-out option provide for greater payments than those quoted in your contract, we will use the current rates.


[SNOOPY SUNBATHING GRAPHIC]

                                                                       C-PPA- 49
rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.



Your qualified retirement plan may also purchase the Income Annuity to facilitate distributions from the plan in the form of annuity pay-outs.



If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.


INCOME PAYMENT TYPES


Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity at application. The decision is irrevocable.


There are three people who are involved in payments under your Income Annuity:


* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.


* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.


* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies (or in the case of Income Annuities purchased after October 26, 2003, the person who receives continuing payments or a lump sum if the annuitant dies).



Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose a withdrawal option, if permitted under your Income Annuity, will affect the amount of your income payments. Typically, income payment types which have a withdrawal option will result in lower income payments than income payment types without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

Many times the Owner and the Annuitant are the same person.


      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis.


C-PPA- 50

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made, in the case of Income Annuities purchased after October 26, 2003, to the beneficiary or, otherwise, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.



LIFETIME INCOME ANNUITY WITH A REFUND: (Not available for Income Annuities purchased after October 26, 2003.) A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.



LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made, in the case of Income Annuities purchased after October 26, 2003, to the beneficiary or, otherwise, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.



LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: (Not available for Income Annuities purchased after October 26, 2003.) A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected


When deciding how to receive income, consider:

- The amount of income you need;

- The amount you expect to receive from other sources;

- The growth potential of other investments; and


- How long you would like your income to last.


[SNOOPY ON BEACH GRAPHIC]
                                                                       C-PPA- 51
when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the annuitant dies, in the case of Income Annuities purchased after October 26, 2003, or, otherwise, the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.



ALLOCATION



You decide what portion of your income payment is allocated to each of the variable investment divisions.



WITHDRAWAL OPTION



Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. This feature varies by your income payment type (described above) and whether you purchase your Income Annuity with pre-tax or post-tax dollars. The withdrawal option may not be available in all states. Your employer, association or other group contract holder may limit the availability of the withdrawal option.



Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this option or the exercise of this option may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.



Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.



Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.



  Post-tax or after-tax means that your purchase payment for your Income Annuity does not reduce your taxable income or give you a tax reduction.


C-PPA- 52

DURING THE FIRST TWO YEARS FOLLOWING PURCHASE



You may withdraw up to an amount equal to the "fair market value" of the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:



     -- First, we determine what your revised income payment would be based on the applicable Annuity Unit Value as of the date of the withdrawal;



     -- Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate.



If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.



If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.



AFTER THE FIRST TWO YEARS FOLLOWING PURCHASE



You may make withdrawals after the first two years following issue of the Income Annuity only if you purchased a Non-Qualified Income Annuity with after-tax dollars with one of the following income types:



     --   Lifetime Income Annuity with a Guarantee Period;



     --   Lifetime Income Annuity for Two with a Guarantee Period; or



     --   Income Annuity for a Guaranteed Period.



You may withdraw on a cumulative basis up to an amount equal to 75% of the "withdrawal value" of payments in the guarantee period under the Income Annuity. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the last step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.



Each future income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under the Income Annuity at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your remaining income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during this period. Any Income Annuity payments payable after the guarantee period will not be reduced by the withdrawals you made.


                                                                       C-PPA- 53

REQUESTING A WITHDRAWAL



At your request, we will provide an estimate for you of the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.



You generally may make a withdrawal on any business day that the Exchange is open during the permitted withdrawal period.



Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. We will take the withdrawal proportionately from each investment division and the Fixed Income Option in which you then had an allocation.



A withdrawal processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal of the fair market value and we will make no further payments.



If you purchase an Income Annuity with this feature, the income payments you receive typically will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount of the purchase payment.



We reserve the right to require receipt of a properly executed spousal consent to the extent applicable and required under the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the Retirement Equity Act of 1984 prior to the payment of any withdrawal.



We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.



DEATH BENEFIT



Your Income Annuity provides you with a death benefit in the event of your death before you start receiving income payments. If you die before income payments begin, the owner or any beneficiaries will receive your purchase payment less any prior withdrawals (if you have chosen the withdrawal option) in a lump sum once we receive satisfactory proof of your death. The death benefit is not available to to those who are in the pay-out phase of their Deferred Annuity.


C-PPA- 54

MINIMUM PURCHASE PAYMENT



If you purchase an Income Annuity after October 26, 2003, you must purchase the Income Annuity with one purchase payment of at least $25,000.


MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS


INITIAL VARIABLE INCOME PAYMENT



The initial variable income payment is a hypothetical payment which is calculated based on the amount of your purchase payment and the age and sex of the measuring lives and income payment type selected (including the withdrawal option, if applicable) and the AIR ("Assumed Investment Return"). This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment is due within 10 days after we issue the Income Annuity.


ANNUITY UNITS


Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount using the AIR, your income payment type (including whether the withdrawal option was chosen) and the age and sex of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate money from an investment division, annuity units in that investment division are liquidated.



EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS



Assume the following:



     -- We calculate an initial variable income payment (e.g., $1,000) based on the AIR, income payment type (including whether the withdrawal option was chosen), the age and sex of the measuring lives, the amount of the purchase payment and the first income payment date;



     -- You have chosen to allocate this $1,000 in equal amounts to two investment divisions (i.e., $500 to each); and


[WOODSTOCK WRITING CHECK GRAPHIC]
                                                                       C-PPA- 55

     -- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $10.00 and $12.50.



We credit the Income Annuity with annuity units as follows:



    $500 / $10.00 = 50 ANNUITY UNITS


    $500 / $12.50 = 40 ANNUITY UNITS



Then, to calculate your variable income payment, we multiply the number of annuity units by the current Annuity Unit Value. See the example under "Calculating Annuity Unit Values."



AIR AS A BENCHMARK FOR INCOME PAYMENTS



Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payments will increase in proportion to the amount by which the investment experience for the underlying portfolio minus the insurance-related charge (The resulting number is the net investment return.) exceeds the AIR. Likewise, your payments will decrease to the extent the investment experience for the underlying portfolio minus the insurance-related charge (the net investment return) is less than the AIR. A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.


THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS



If the net investment experience:  Your variable income payment will
                                   (relative to the previous income
                                   payment):
  Exceeds the AIR                    Increase
  Equals the AIR                     Stay the same
  Is less than the AIR               Decrease



EXAMPLE OF A 3% AIR



Assume that the initial variable income payment for an investment division is $1,000. Also assume that when we calculate your next income payment the investment experience for the underlying portfolio (minus the insurance-related charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division would be $1,067.96. The percentage change between the initial



                 The AIR is stated in your contract and may range from 3% to 6%. C-PPA- 56 variable income payment and your next income payment is a 6.8% INCREASE.



However, assume instead that the investment experience for the underlying portfolio (minus the insurance-related charge) is down 10% (does not exceed the AIR). Your next variable income payment would be $873.79. Note that the percentage change between the initial variable income payment and your next income payment is a 12.6% DECREASE.


VALUATION


This is how we calculate the Annuity Unit Value for each investment division each business day:



* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;


* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and


*   Finally, we multiply the previous Annuity Unit Value by this result.


EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE



Assume the following:



     --   Yesterday's Annuity Unit Value was $10.20;



     -- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is
          1.02 (up 2%);



     --   The daily equivalent of the Separate Account charge is 0.000025905;
          and



     --   The daily equivalent of the adjustment for a 3% AIR is 0.99991902.



The new Annuity Unit Value is:


  (1.02 - .000025905) X 0.99991902 X $10.20 = $10.40



However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.



The new Annuity Unit Value is:


  (.98 - .000025905) X 0.99991902 X $10.20 = $9.99


                                                                       C-PPA- 57

REALLOCATION PRIVILEGE



You can reallocate among investment divisions and the Fixed Income Option. For Income Annuities purchased prior to October 27, 2003, or for those who are in the pay-out phase of their Deferred Annuity, you may not reallocate amounts from the Fixed Income Option to the investment divisions.



There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate your income payments.



For us to process a reallocation, you must tell us:



     -- For each investment division (or Fixed Income Option), the percentage reduction (not dollar amount) in your current allocation necessary to achieve the new allocation you want for future income payments; and



     -- The investment divisions (or Fixed Income Option) to which you want to increase the allocation and the percentage of the total reallocation amount by which you want to increase them.



When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.



     -- First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;



     -- Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;



     -- Third, we calculate another updated annuity purchase rate using our current single premium fixed income annuity purchase rates on the date of your reallocation (but not less favorable than the annuity purchase rate guaranteed for your group);



     -- Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.



When you request a reallocation from the Fixed Income Option to an investment division, a similar adjustment will be made to your payment at the time of the reallocation. However, in this case the payment adjustment will be determined by multiplying the income payment amount to be reallocated from the Fixed Income Option by the ratio of the annuity purchase rate determined in the third step


                                                   [WOODSTOCK AND MONEY GRAPHIC]
C-PPA- 58
above divided by the annuity purchase rate determined in the second step above.



When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.



You generally may make a reallocation on any business day. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.



Each Fund may restrict or refuse purchases or redemption of shares in their Portfolios as a result of certain market timing activities. You should read the Fund prospectuses for more details.



If you are purchasing your Income Annuity and not annuitizing your Deferred Annuity, the Contract contains specific provisions regarding, but not limited to, market timing. The Income Annuity is not designed to permit market timing. Accordingly, we reserve the right to: (1) defer the reallocation privilege at any time that we are unable to purchase or redeem shares in the Portfolios, to the extent permitted by law; (2) limit the number of reallocations you may make each year; (3) limit the dollar amount that may be reallocated at any one time;
(4) charge a reallocation fee; and (5) impose limitations and modifications where exercise of the reallocation privilege creates or would create a disadvantage to other contract owners. Examples of these limitations or modifications include, but are not limited to: (1) imposing a minimum time period between each reallocation; and (2) requiring a signed, written request to make the reallocation. In addition, in accordance with applicable law, we reserve the right to modify or terminate the reallocation privilege at any time.



Reallocations will be made as of the end of a business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.



Here are examples of the effect of a reallocation on the income payment:



     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100.

                                                                       C-PPA- 59

          In that case, your income payment from the Fixed Income Option will be increased by $40 X ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40.



     -- Suppose you choose to reallocate 40% of your $100 fixed payment supported by the Fixed Income Option to a variable income payment supported by investment division A. Assume again that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment supported by investment division A will be increased by $40 X ($100 / $125) or $32, and your fixed payment supported by the Fixed Income Option will be decreased by $40.



     -- Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.


CONTRACT FEE

There is no contract fee.

CHARGES


There are two types of charges you pay if you allocate any of your income payment to the investment divisions:


*   Insurance-related charge; and

*   Investment-related charge.

INSURANCE-RELATED CHARGE


You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.



General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).



The charges you pay will not reduce the number of annuity units credited to you.
         Instead, we deduct the charges when calculating the Annuity Unit Value.


C-PPA- 60

If you are purchasing the Income Annuity and are not in the pay-out phase of your Deferred Annuity, this charge also pays us for distribution costs to both our licensed sales persons and other broker-dealers. The charge that applies may be less than the maximum charge depending on the service level or other category that applies to your employer, association or group. The categories depend on various factors pertaining to the level of administrative or service activity we provide. The charge that applies is stated in your Income Annuity.



The charge that applies also may be less than the maximum charge depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The charge that applies is stated in your Income Annuity.


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.



WITHDRAWAL PROCESSING FEE


A withdrawal processing fee of $95 will be deducted from each withdrawal.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


                                                                       C-PPA- 61

FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.



If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.



                                                 [LUCY READING GRAPHIC]
You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.
C-PPA- 62

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check or money order made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

*   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS


You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your payments sent to your residence or have



Generally, your requests are effective the day we receive them at your MetLife Designated Office in good order.


                                                                       C-PPA- 63
us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS


We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile. We reserve the right, in our sole discretion, to refuse, to impose modifications on, to limit or to reverse any transaction request where the request would tend to disrupt contract administration or is not in the best interest of the contract holders or the Separate Account including, but not limited to, any transaction request that we believe in good faith constitutes market timing. We reserve the right to impose administrative procedures to implement these rights. Such procedures include, but are not limited to, imposing a minimum time period between transfers or requiring a signed, written request to make a transfer. If we reverse a transaction we deem to be invalid, because it should have been rejected under our procedures, but was nevertheless implemented by mistake, we will treat the transaction as if it had not occurred.



If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations; withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET


You may obtain information and initiate a variety of transactions about your Deferred Annuity (including your Deferred Annuity in the pay-out phase) by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:


*   Account Balance

*   Unit Values
*   Current rates for the Fixed Interest Account

*   Transfers

*   Changes to investment strategies

*   Changes in the allocation of future purchase payments.


For your Income Annuity purchased after October 26, 2003, you may obtain information and initiate transactions through our toll-free number, 866-438-6477. Our customer service consultants are available

                                                [CHARLIE BROWN ON PHONE GRAPHIC]

     Except for the unallocated Keogh Deferred Annuities, you may authorize your sales representative to make telephone transactions on your behalf. You must complete our form and we must agree.
C-PPA- 64
by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to obtain information and initiate transactions through Internet access, unless prohibited by state law.


Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.


We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH


If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept requests that we believe in good faith constitute market timing transactions from you or any other third party. In addition, we reserve the right not to process transactions requested on your behalf by third parties. This includes

                                                                       C-PPA- 65
processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners, including those who engage in market timing transactions.



VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.


When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.



We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:



     -- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or



     -- during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period.

                                                  [SNOOPY AS TOWN CRIER GRAPHIC]
   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
C-PPA- 66

These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.


AVERAGE ANNUAL TOTAL RETURN (also known as annualized change in annuity value for the Income Annuities) calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


For purposes of presentation (of Non-Standard Performance), we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.


We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.


We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.


We may state performance for the investment divisions of the Income Annuity which reflect deduction of the insurance-related charge and investment-related charge, if accompanied by the annualized change in annuity unit value.


Past performance is no guarantee of future results.

                                                                       C-PPA- 67

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical annuity unit values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the annuity unit values and the investment-related charge.



We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical annuity value values.



Historical performance information should not be relied on as a guarantee of future performance results.



We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical annuity unit values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the annuity unit values and the investment-related charge.



An illustration should not be relied upon as a guarantee of future results.


Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

C-PPA- 68

CHANGES TO YOUR DEFERRED ANNUITY OR
INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*   To operate the Separate Account in any form permitted by law.


* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).


* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

                                                                       C-PPA- 69

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, Met Investors Fund or American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*   The shares for which voting instructions are received, and

*   The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND
INCOME ANNUITIES

All Deferred Annuities and Income Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities and Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

                                            [SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
C-PPA- 70

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered from the Separate Account charge. The commissions we pay range from 0% to 6% of purchase payments. The commission we pay upon annuitization of the Deferred Annuity is 0% to 3% of the amount applied to provide the payments.


We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we pay an amount up to .18% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities. These payments are not made for Income Annuities.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED
ANNUITY OR INCOME ANNUITY


We may not cancel your Income Annuity, except as described in the Withdrawal Option section of this Prospectus.


We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh

                                                                       C-PPA- 71

Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.


If we do cancel your Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.


INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state income taxation. The SAI has additional tax information. For purposes of this section, we address Deferred Annuities and Income Annuities together as annuities. In addition, because the tax treatment of Income Annuities and the pay-out option under Deferred Annuities is generally the same, they are discussed together as income payments.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any of the transactions under your Deferred Annuity satisfy applicable tax law.

Where otherwise permitted under the Deferred and Income Annuities, the transfer of ownership of a Deferred or Income Annuity, the designation (or change in such a designation) of an annuitant, beneficiary or other payee who is not also an owner, the exchange of a Deferred or Income Annuity, or the receipt of a Deferred or Income Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to qualified plans and IRA's, including:

* increasing the contribution limits for qualified plans and Traditional and Roth IRAs, starting in 2002;

Simply stated, Federal income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.
C-PPA- 72

*   adding "catch-up" contributions for taxpayers age 50 and above; and

*   adding enhanced portability features.

You should consult your tax adviser regarding these changes.


Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.


GENERAL

Deferred annuities are a means of setting aside money for future needs -- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA or qualified plan with an annuity, it does provide you additional insurance benefits such as the availability of a guaranteed income for life.


WITHDRAWALS

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a tax penalty.

When money is withdrawn from your contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of:

*   annuity you purchase (e.g., Non-Qualified or IRA), and

*   pay-out option you elect.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your contract before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes.

[PIGGY BANK GRAPHIC]
                                                                       C-PPA- 73

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                Type of Contract
                               ---------------------------------------------------
                                                               401(a)
                                                               401(k)
                                  Non            Trad.         Keogh          Roth
                               Qualified          IRA          403(a)         IRA
                               ---------         -----         ------         ----
In a series of substantially equal
payments
made annually (or more
frequently) for life or
life expectancy (SEPP)              x               x             x(1)           x
After you die                       x               x             x              x
After you become totally
disabled (as defined in
the Code)                           x               x             x              x
To pay deductible medical
expenses                                            x             x              x
To pay medical insurance
premiums if you are
unemployed                                          x                            x
To pay for qualified higher education
expenses, or                                        x                            x
For qualified first time home purchases
up to $10,000                                       x                            x
After separation from
service if you are over
age 55 at the time of
separation                                                        x
After December 31, 1999 for IRS levies              x             x              x
Under certain income annuities providing
for substantially equal payments over
the
"pay-out" period                    x
(1) You must also be separated from service


SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR
SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.


If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty with interest.


Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.


If you have purchased an Income Annuity with a withdrawal option prior to attaining age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax in addition to ordinary income tax. Any future


                                                  [SNOOPY WITH TAX BILL GRAPHIC]
C-PPA- 74
income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.



If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received.


NON-QUALIFIED ANNUITIES


* Purchase payments to Non-Qualified Contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.


* Your Non-Qualified Contract may be exchanged for another Non-Qualified annuity without paying income taxes if certain Code requirements are met.

* Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* When a non-natural person owns a Non-Qualified Contract, the annuity will generally not be treated as an annuity for tax purposes and thus lose the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* Where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal Income tax purposes, the entity may have a limited ability to deduct interest payments.

* Annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* Where otherwise permitted under the Deferred Annuity, assignments, pledges and other types of transfers of all or a portion of your Account Balance may result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.


After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.


                                                                       C-PPA- 75

DIVERSIFICATION

In order for your Non-Qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:


     -- Possible taxation of transfers/reallocations between investment divisions and/or transfers/reallocations from/between an investment division to/and a fixed option.


     -- Possible taxation as if you were the owner of your portion of the Separate Account's assets.


     -- Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.


We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract holders in the investment divisions from adverse tax consequences.

PURCHASE PAYMENTS

Although the Code does not limit the total amount of your purchase payments, your contract may have a limit.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a withdrawal as:

*   First coming from earnings (and thus subject to income tax); and

*   Then from your purchase payments (which are not subject to income tax).

* This rule does not apply to payments made pursuant to an income pay-out option under your contract.


* In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payments and then from a taxable payment of earnings.


                                                      [WOODSTOCK FLYING GRAPHIC]
C-PPA- 76

INCOME PAYMENTS



Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:



*   A non-taxable return of your purchase payment; and



*   A taxable payment of earnings.



The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.



We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess over the remaining income stream.



EXERCISE OF WITHDRAWAL OPTION



If your Income Annuity has been purchased with a withdrawal option and is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.



It is uncertain how amounts received under the exercise of a partial withdrawal option are taxed. The IRS may take the position that the entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the Income Annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.


                                                                       C-PPA- 77

AFTER DEATH



The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).



If you die before the annuity starting date, as defined under the income tax regulations, payment of your entire interest in the contract must be made within five years of the date of your death or payments must begin under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death.



If you die on or after the annuity starting date, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint owners, the above rules will be applied on the death of any owner.

When the owner is not a natural person, these rules will be applied on the death (or change) of any annuitant.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the only remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


QUALIFIED ANNUITIES

INDIVIDUAL RETIREMENT ANNUITIES
[TRADITIONAL IRAS AND ROTH IRAS]

GENERAL

Generally, except for Roth IRAs, your IRA can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.


* You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer without incurring Federal income taxes if certain conditions are satisfied.

* The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Ser-


  If you die during the accumulation phase of a Deferred Annuity and your spouse is your beneficiary or a co-owner he or she may elect to continue as "owner" of the contract.
           For individuals under 50, your total annual contributions to all your Traditional and Roth IRAs for 2003 and 2004 may not exceed the lesser of $3,000 or 100% of your "compensation" as defined by the Code.
                    In some cases, your purchase payments may be tax deductible. C-PPA- 78 vice or other appropriate agency. A contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS


Generally:

* Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or an amount specified by the Code ($3,000 for 2003-2004). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). Purchase payments up to the deductible amount for the year can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate purchase payments.

* Beginning in 2002, individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

* Purchase payments in excess of permitted amounts may be subject to a penalty tax.

* Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you become 69 1/2.


* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.


* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2003, if you are an "active participant" in another retirement plan and if your adjusted gross income is $40,000 or less ($60,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $50,000 ($70,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls



[LINUS WITH IRA COIN]
                                                                       C-PPA- 79
between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the non-active participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70-1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs.

We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS


Generally, for Traditional IRAs, you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2.


A tax penalty of 50% applies to withdrawals which should have been taken but were not. Complex rules apply to the timing and calculation of these withdrawals.

It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.


In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require

C-PPA- 80
that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest within five years after the year of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, and, if your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which the decedent would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided by the Code (and any applicable regulations).

You may combine the money required to be withdrawn from each of your Traditional IRAs and withdraw this amount from any one or more of them.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.

                                                                       C-PPA- 81

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited to the lesser of 100% of compensation or the amount deductible under the Code ($3,000 for tax years 2003 through 2004), including contributions to all your Traditional and Roth IRAs). This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter). In 2003 individuals age 50 or older can make an additional "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006. You may contribute up to the annual contribution limit in 2003, if your modified adjusted gross income does not exceed $95,000 ($150,000 for married couples filing jointly). Purchase payment limits are phased out if your adjusted gross income is between:

       STATUS                          INCOME
     ----------
                                    -----------
     Individual                  $95,000--$110,000
   Married filing
        jointly                  $150,000--$160,000
   Married filing
      separately                    $0--$10,000

     -- Annual purchase payment limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA.

     --   You can contribute to a Roth IRA after age 70 1/2.

     -- If you exceed the purchase payment limits, you may be subject to a tax penalty.

     -- If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

*   The withdrawal is made:

     -- At least five taxable years after your first purchase payment to a Roth IRA, and

     For individuals under 50, annual contributions to your IRAs, including Roth
        IRAs, for 2003-2004, may not exceed the lesser of $3,000 or 100% of your
                                          "compensation" as defined by the Code.

C-PPA- 82

*   The withdrawal is made:

     --   On or after you reach age 59 1/2;

     --   Upon your death or disability; or

     --   For a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable converted amounts from an non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion.

The order in which money is withdrawn from a Roth IRA is as follows:

(All Roth IRAs owned by a taxpayer are combined for withdrawal purposes.)

* The first money withdrawn is any annual (non-conversion/ rollover) purchase payments to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed, otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount withheld is determined by the Code.

CONVERSION

You may convert/rollover an existing IRA to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA into a Roth IRA.

Except to the extent you have non-deductible IRA purchase payments, the amount converted from an existing IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

                                                                       C-PPA- 83

If you mistakenly convert or otherwise wish to change your Roth IRA purchase payment to a Traditional IRA purchase payment, the tax law generally allows you to reverse your conversion provided you do so before October 15th of the year following the year of the conversion if certain conditions are met.


Unless you elect otherwise, the amount converted from a Traditional IRA to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

AFTER DEATH

Generally, when you die we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your sole beneficiary and if your Contract permits, he or she may elect to continue as "owner" of the Contract.


ANNUITIES PURCHASED UNDER SECTION 401(a), 401(k) OR 403(a) PLANS



PURCHASE PAYMENTS


Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.


There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.


Your contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA.


Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the contract. This portion is generally determined based upon the ratio of all non-deductible purchase


C-PPA- 84
payments to the total value of your plan benefit or account balance. Withdrawals attributable to any after-tax contributions are not subject to income tax.


MINIMUM DISTRIBUTION REQUIREMENTS


Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:


*   The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

It is not clear whether certain income payments under a variable annuity will satisfy this rule. Consult your tax advisor prior to choosing an income option.


In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


If you intend to receive your minimum distributions which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor before selecting a pay-out option.


DEFINED BENEFIT PLANS



Under proposed income tax regulations published in April 2002, defined benefit plans may no longer automatically satisfy minimum distribution requirements through the purchase of a variable annuity. However, until the regulations are finalized, transitional rules apply which may permit the purchase of certain variable annuities by defined benefit plans. It is not clear that any favorable transitional rules will apply to the Income Annuity. You should consult a tax


                                                                       C-PPA- 85
advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.


MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your "eligible rollover distribution" to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any amount you receive from your Contract. However, it does not include distributions that are:

* A series of substantially equal periodic payments made at least annually for:

     --   Your life or life expectancy

     --   Both you and your beneficiary's lives or life expectancies

     --   A specified period of 10 years or more

*   To satisfy minimum distribution requirements

*   Certain withdrawals on account of financial hardship

Other exceptions to the definition of "eligible rollover distributions" may exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules which are determined at the time of payment. You may elect out of these withholding requirements.


Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you (or your spousal beneficiary) if an income payment or death benefit is an eligible rollover distribution.


AFTER DEATH

The death benefit is generally taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest in the Contract by the December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

C-PPA- 86

If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2.

If you die after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.

                                                                       C-PPA- 87

TABLE OF CONTENTS FOR THE STATEMENT OF
ADDITIONAL INFORMATION

                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
SERVICES..................... ......................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     DEFERRED ANNUITIES AND INCOME ANNUITIES... ....     2
EARLY WITHDRAWAL CHARGE.............. ..............     2
EXPERIENCE FACTOR................. .................     2
VARIABLE INCOME PAYMENTS............. ..............     2
INVESTMENT MANAGEMENT FEES............ .............     5
PERFORMANCE DATA AND ADVERTISEMENT OF
     THE SEPARATE ACCOUNT............. .............     7
VOTING RIGHTS................... ...................     9
ERISA....................... .......................    10
TAXES....................... .......................    11
PERFORMANCE DATA................. ..................    22
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-65

[PEANUTS GANG GRAPHIC]

C-PPA- 88

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.


                                         Keogh, 401(a),
                                         401(k), and
                         IRA Deferred    403(a)              Non-Qualified
                         and Income      Deferred and        Deferred and
                         Annuities(1)    Income Annuities    Income Annuities
California...........    0.5%(2)         0.5%                2.35%
Maine................    --              --                  2.0%
Nevada...............    --              --                  3.5%
Puerto Rico..........    1.0%            1.0%                1.0%
South Dakota.........    --              --                  1.25%
West Virginia........    1.0%            1.0%                1.0%
Wyoming..............    --              --                  1.0%


----------------

(1) PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SEC.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

(2) WITH RESPECT TO DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF SEC.408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.
(C)2003 METROPOLITAN LIFE INSURANCE COMPANY

[LUCY'S TAXES GRAPHICS]
                                                                       C-PPA- 89

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS


If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.


[ ] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and Met
    Investors Series Trust

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip


For Deferred Annuities (including annuitized Deferred Annuities):


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893


For Income Annuities:



Metropolitan Life Insurance Company
P.O. Box 406904
Atlanta, GA 30384-6904

[METLIFE LOGO]                                                     PRSRT STD
                                                               U.S. Postage Paid
                                                                    METLIFE
Metropolitan Life Insurance Company
Johnstown Office, 500 Schoolhouse Road
Johnstown, PA 15904-2914

                       Supplement Dated October 27, 2003
                                       to
                      Statement of Additional Information
                               Dated May 1, 2003


                      METROPOLITAN LIFE INSURANCE COMPANY


                      METROPOLITAN LIFE SEPARATE ACCOUNT E



              Preference Plus and Financial Freedom Account Group

          and Individual Deferred Annuity and Income Annuity Contracts


                                Form N-4 Part B



    This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus and Financial Freedom Account Deferred Annuities and Income Annuities (including those which may also be known as MetLife Personal IncomePlus(SM) Contracts), and should be read in conjunction with the Prospectuses. The "A" and "B" prospectuses for the Preference Plus Account Deferred Annuities and Income Annuities, dated May 1, 2003, (which relates to the following tax markets: Individual Retirement Annuities, Roth Individual Retirement Annuities, SIMPLE Individual Retirement Annuities, Non-Qualified Annuities, Simplified Employee Pensions, Tax Sheltered Annuities, Public Employee Deferred Compensation, Keogh and Qualified Annuity Plans under
Section 403(a) of the Internal Revenue Code.) The Prospectus for the Financial Freedom Account Deferred Annuities and Income Annuities is dated May 1, 2003. The "C" Prospectus of the Preference Plus Account Non-Qualified Individual Retirement, Roth Individual Retirement and unallocated Keogh Deferred Annuities and Qualified and Non-Qualified Income Annuities is dated October 27, 2003. Except for the MetLife Personal IncomePlus Contracts, copies of the Prospectus for the Preference Plus Account and Financial Freedom Account Deferred Annuities and Income Annuities, may be obtained from Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893. Copies of the MetLife Personal IncomePlus Contracts Prospectus may be obtained from Metropolitan Life Insurance Company, P.O. Box 406904, Atlanta, Georgia 30384-6904.



    Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectuses for the Preference Plus Account and Financial Freedom Account Variable Annuities.



    This Supplement updates the following information in the May 1, 2003 Statement of Additional Information:



VARIABLE INCOME PAYMENTS



1. Change "4%" to "3%" in the first sentence of the paragraph under "Assumed Investment Return (AIR") on page 2.



2. Change "4%" to "3%" and ".99989255" to "0.99991902" in the second sentence in the second paragraph of "Calculating the Annuity Unit Value" on page 3.



3. Substitute the "Illustration of Calculation of Annuity Unit Value" below for the current illustration on page 4:



    The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.



               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE



 1. Annuity Unit Value, beginning of period.................  $ 10.20000
 2. "Experience factor" for period..........................    1.023558
 3. Daily adjustment for 3% of Assumed Investment Rate......   .99991902
 4. (2) X (3)...............................................    1.023475
 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43945



                        ILLUSTRATION OF ANNUITY PAYMENTS


 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)


          Annuitant age 65, Life Annuity with 120 Payments Guaranteed



 1. Number of Accumulation Units as of Annuity Date.........      1,500.00
 2. Accumulation Unit Value.................................    $ 11.80000
 3. Accumulation Value of the Deferred Annuity (1) X (2)....    $17,700.00
 4. First monthly income payment per $1,000 of Accumulation
    Value...................................................    $     5.52

 5. First monthly income payment (3) X (4) / 1,000..........    $    97.70
 6. Assume Annuity Unit Value as of Annuity Date equal to
    (see Illustration of Calculation of Annuity Unit Value
    above)..................................................    $ 10.80000
 7. Number of Annuity Units (5) / (6).......................       9.04630
 8. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000
 9. Second monthly Annuity Payment (7) X (8)................    $    99.24
10. Assume Annuity Unit Value for third month equal to......    $ 10.52684
11. Next monthly Annuity Payment (7) X (10).................    $    95.23


PERFORMANCE DATA AND ADVERTISEMENT OF THE SEPARATE ACCOUNT


1. Delete the sentence in the first column, nine lines from the bottom of the page, on page 8 and replace with the following:


  Average annual total return (also known as annualized change in annuity value for the Income Annuities) calculations ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unite Value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges.


2. Add at the end of the paragraph, in the second column on page 8, which is before the first new paragraph in the second column on page 8:



  These presentations for the Income Annuities reflect a 3% benchmark AIR.



3. Add the following information to the second column, before "Voting Rights" on page 9:



  We may state performance for the investment divisions of the Income Annuities which reflect deduction of the insurance-related charge and investment-related charge, when accompanied by the annualized change in annuity unit value.



  Past performance is no guarantee of future results.



  We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical annuity unit values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable insurance-related charge, as well as the annuity unit values and the investment-related charge.



  We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical annuity value values.



  Historical performance information should not be relied on as a guarantee of future performance results.



  We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical annuity unit values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable insurance-related charge, as well as the annuity unit values and the investment-related charge.



  An illustration should not be relied upon as a guarantee of future results.

TAXES

1. Add the following information after the end of first complete paragraph in the first column on page 12:


    If you have purchased an Income Annuity with a withdrawal option prior to attaining age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax in addition to ordinary income tax. Any future income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.



    If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received.



2. Add the following information after the end of the paragraph in the second column on page 12, which is before the first, new paragraph in the second column on page 12:



    INCOME PAYMENTS



    Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:



    *  A non-taxable return of your purchase payment; and



    *  A taxable payment of earnings.



    The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Income Option.



    We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



    If the amount of income payments received in any calendar year is less than the exclusion amount applicable to the year, you may generally elect the year in which to begin to apply this excess over the remaining income stream.



    EXERCISE OF WITHDRAWAL OPTION



    If your Income Annuity contract has been purchased with a withdrawal option and is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.



    It is uncertain how amounts received under the exercise of a partial withdrawal option are taxed. It is conceivable that the entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment. We intend to recompute the unrecovered investment in the Income Annuity after the withdrawal and allocate this amount over the remaining income payments. However, it is conceivable that the IRS may impose a different methodology which would result in a different taxable amount of each income payment.


3. Add the following information after the end of the third complete paragraph in the second column on page 12:

    In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is the "difference between actuarial assumptions used in pricing and actual experience with respect to those assumptions; or differences between actuarial assumptions used in pricing when the annuity was purchased and actuarial assumptions used in pricing at the time the actuarial gain is determined." Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

    DEFINED BENEFIT PLANS

    Under proposed income tax regulations published in April 2002, defined benefit plans may no longer automatically satisfy minimum distribution requirements through the purchase of a variable annuity. However, until the regulations are finalized, transitional rules apply which may permit the purchase of certain variable annuities by defined benefit plans. It is not clear that any favorable transitional rules will apply to the Income Annuity. You should consult a tax advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS


     The following financial statements have been previously filed on April 10, 2003, in the Registration Statement filing under this same file number and were included in Part B of that Post-Effective Amendment on Form N-4:


      Metropolitan Life Separate Account E
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2001 and 2002
         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report

      Financial Statements for the Years Ended December 31, 2002, 2001 and 2000
         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements


     These statements are incorporated by reference and the Auditor's Consent is
Exhibit 10 to this Registration Statement.


  (b) EXHIBITS


     (1)                --   Resolution of the Board of Directors of
                             Metropolitan Life establishing Separate
                             Account E.(2)
     (2)                --   Not applicable.
     (3) (a)            --   Not applicable.
         (b)            --   Form of Metropolitan Life Insurance
                             Company Sales Agreement.(14)
         (c)            --   Participation Agreement--Calvert.(5)
         (d)            --   Participation Agreements--Fidelity
                             Distributors Corp.(5)
         (d)(i)         --   Supplemental Agreements--Fidelity(6)
         (e)            --   Participation Agreement--New England
                             Zenith Fund(10)
         (f)            --   Participation Agreement--American Funds
                             Insurance Series(11)
         (g)            --   Participation Agreement--Met Investors
                             Series Trust(12)
     (4) (a)            --   Amended Form of IRC Section 401 Group
                             Annuity Contract (VestMet).(5)
         (a)(i)         --   Form of IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Version
                             2).(5)
         (a)(ii)        --   Form of IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Allocated
                             and Unallocated).(5)
         (a)(iii)       --   Form IRC Section 401 Individual Annuity
                             Contract (Preference Plus).(5)
         (a)(iv)        --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Oregon).(2)
         (a)(v)         --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus)
                             (Allocated).(4)
         (a)(vi)        --   Form IRC Section 401 Group Annuity
                             Contract (Preference Plus) (Allocated)
                             (New York).(4)
         (a)(vii)       --   Form of Certificate under IRC Section
                             401 Group Annuity Contract (Preference
                             Plus) (New York).(4)

         (b)            --   Amended Form of IRC Section 403(b) Group
                             Annuity Contract (VestMet).(5)
         (b)(i)         --   Amended Form of IRC Section 403(b) Group
                             Annuity Contract (Preference Plus).(5)
         (b)(i)(A)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom-LIJ).(5)
         (b)(i)(B)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Enhanced Preference Plus
                             Contract-Montefiore Medical Center,
                             Maimonides Medical Center, The Mount
                             Sinai Hospital).(2)
         (b)(i)(C)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom Account)
                             (New Jersey-ABP).(4)
         (b)(i)(D)      --   Form of IRC Section 403(b) Group Annuity
                             Contract (Financial Freedom Account)
                             (Texas-ORP).(4)
         (b)(i)(E)      --   Form of IRC Section 403(b) Individual
                             Annuity Contract (Preference Plus)
                             (Oregon).(4)
         (b)(ii)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (VestMet).(5)
         (b)(iii)       --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus) (Version 2).(5)
         (b)(iii)(A)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus) (Versions 1 and 2).(5)
         (b)(iii)(B)    --   Amended Form of Certificate under IRC
                             Section 403(b) Group Annuity Contract
                             (Preference Plus) (New York).(5)
         (b)(iii)(C)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account).(5)
         (b)(iii)(D)    --   Forms of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus--Enhanced TSA
                             Preference Plus Contract).(5)
         (b)(iii)(E)    --   Amended Form of Certificate under IRC
                             Section 403(b) Group Annuity Contract
                             (Preference Plus).(5)
         (b)(iii)(F)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Chapman).(5)
         (b)(iii)(G)    --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus, Enhanced Preference
                             Plus, Financial Freedom) (Oregon).(2)
         (b)(iii)(H)    --   Form of Endorsement under IRC Section
                             403(b) Group Annuity Contract
                             (Preference Plus).(2)
         (b)(iii)(I)    --   Form of Endorsement under Section 403(b)
                             Group Annuity Contract (Preference Plus,
                             Enhanced Preference Plus, Financial
                             Freedom).(2)
         (b)(iv)        --   Form of Texas Rider for Certificate
                             under IRC Section 403(b) Group Annuity
                             Contract (VestMet).(5)
         (b)(v)         --   Form of Texas Endorsement for
                             Certificate under IRC Section 403(b)
                             Group Annuity Contract (Preference
                             Plus).(5)
         (b)(vi)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account) (New Jersey-ABP).(4)
         (b)(vii)       --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Enhanced
                             Preference Plus) (Oregon).(4)
         (b)(viii)      --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom) (Texas-ORP).(4)
         (b)(ix)        --   Form of Certificate under IRC Section
                             403(b) Group Annuity Contract (Financial
                             Freedom Account) (Texas-ORP).(4)
         (b)(x)         --   Forms of Endorsement under IRC Section
                             403(b) Group Annuity Contract, 403(a)
                             Group Annuity Contract and Individual
                             Retirement Annuity Contract.(4,5)
         (b)(xi)        --   Forms of Endorsement under IRC Section
                             403(b) Group Annuity Contract.(4,5,8)
         (b)(xii)       --   Forms of Endorsement under IRC Section
                             403(b) for Annuity Contract
                             (VestMet)--Forms R.S.1208 and
                             G.20247-567(7)

         (b)(xiii)      --   Forms of Endorsement under IRC Section
                             408(b) for Flexible Contribution
                             Individual Retirement Annuity
                             (38PP-90(IRA-1), and (G.4333-15, G.4333
                             (IRA/ENH)--Forms R.S.1228 and
                             G.20247-568(7,8)
         (b)(xiv)       --   Form of Endorsement under IRC Section
                             403(b) (G.4333-7)--Form G.20247.563.(7)
         (b)(xv)        --   Form of Endorsement under IRC Section
                             403(b) (G.4333-7, G.4333 (PPA/TSA- 5))--
                             Form G.20247-576 (Mutual Benefit
                             Life).(8)
         (c)            --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (VestMet).(5)
         (c)(i)(A)      --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Preference
                             Plus) (Version 2).(5)
         (c)(i)(B)      --   Amended Form of IRC Section 408
                             Simplified Employee Pension Contract
                             (Preference Plus).(5)
         (c)(i)(C)      --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Preference
                             Plus) (Oregon).(2)
         (c)(i)         --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Illinois,
                             Minnesota) (VestMet).(5)
         (c)(ii)        --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Michigan)
                             (VestMet).(5)
         (c)(iii)       --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (New York)
                             (VestMet).(5)
         (c)(iv)        --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (South
                             Carolina) (VestMet).(5)
         (c)(v)         --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Pennsylvania)
                             (VestMet).(5)
         (c)(vi)        --   Form of IRC Section 408 Simplified
                             Employee Pension Contract (Washington)
                             (VestMet).(5)
         (c)(vii)       --   Information Statement concerning IRC
                             Section 408 Simplified Employee Pension
                             Contract (VestMet).(5)
         (d)            --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract
                             (VestMet).(5)
         (d)(i)(A)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Preference
                             Plus) (Version 2).(5)
         (d)(i)(B)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Preference
                             Plus).(5)
         (d)(i)(C)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Preference
                             Plus) (Oregon).(2)
         (d)(i)         --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (d)(ii)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (Michigan) (VestMet).(5)
         (d)(iii)       --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Illinois,
                             Minnesota) (VestMet).(5)
         (d)(iv)        --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Michigan)
                             (VestMet).(5)
         (d)(v)         --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (New York)
                             (VestMet).(5)
         (d)(vi)        --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (South
                             Carolina) (VestMet).(5)
         (d)(vii)       --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract
                             (Pennsylvania) (VestMet).(5)
         (d)(viii)      --   Form of IRC Section 408 Individual
                             Retirement Annuity Contract (Washington)
                             (VestMet).(5)
         (d)(ix)        --   Information Statement concerning IRC
                             Section 408 Individual Retirement
                             Annuity Contract (VestMet).(5)

         (d)(x)         --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (d)(xi)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (Michigan) (VestMet).(5)
         (d)(xii)       --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             (South Carolina) (VestMet).(5)
         (d)(xiii)      --   Form of Endorsement to IRC Section 408
                             Individual Annuity Contract (Preference
                             Plus).(4)
         (e)            --   Amended Form of IRC Section 408 Group
                             Individual Retirement Annuity Contract
                             (VestMet).(5)
         (e)(1)         --   Form of IRC Section 408 Group Individual
                             Retirement Annuity Contract (Preference
                             Plus).(5)
         (e)(i)         --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (VestMet).(5)
         (e)(i)(A)      --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Preference Plus).(5)
         (e)(i)(B)      --   Forms of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Enhanced).(2,5)
         (e)(i)(C)      --   Form of Certificate under IRC Section
                             408 Group Individual Retirement Annuity
                             Contract (Oregon).(2)
         (e)(i)(D)      --   Form of Endorsement to IRC Section 408
                             Group Individual Retirement Annuity
                             Contract (G.4333.15).(8)
         (f)            --   Amended Form of IRC Section 457 Group
                             Annuity Contract for Public Employee
                             Deferred Compensation Plans
                             (VestMet).(5)
         (f)(i)         --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Preference Plus)
                             (Version 2).(5)
         (f)(ii)        --   Amended Form of IRC Section 457 Group
                             Annuity Contract for Public Employee
                             Deferred Compensation Plans (Preference
                             Plus).(5)
         (f)(iii)       --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Enhanced Preference
                             Plus).(5)
         (f)(iv)        --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Financial
                             Freedom).(5)
         (f)(v)         --   Form of IRC Section 457 Group Annuity
                             Contract for Public Employee Deferred
                             Compensation Plans (Enhanced Preference
                             Plus).(4)
         (f)(vi)        --   Form of Endorsement under IRC Section
                             457(b) for Public Employee Deferred
                             Compensation Plans (G.3068) (Preference
                             Plus)--Form G.7812-45.(7)
         (g)            --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             which Converts Contract into
                             Non-Qualified Status (VestMet).(5)
         (g)(1)         --   Form of Non-Qualified Contract
                             (Preference Plus) (Version 2).(5)
         (g)(i)(A)      --   Amended Form of Non-Qualified Contract
                             (Preference Plus).(5)
         (g)(i)(B)      --   Form of Non-Qualified Contract
                             (Preference Plus) (Oregon).(2)
         (g)(i)         --   Information Statement concerning IRC
                             Section 408 Individual Retirement
                             Annuity Contract with Non-Qualified
                             Endorsement (VestMet).(5)
         (g)(ii)        --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             with Non-Qualified Endorsement
                             (Michigan) (VestMet).(5)
         (g)(iii)       --   Form of Endorsement to IRC Section 408
                             Individual Retirement Annuity Contract
                             with Non-Qualified Endorsement (South
                             Carolina) (VestMet).(5)
         (g)(iv)        --   Form of Endorsement to Group Annuity
                             Contract.(5)
         (h)            --   Amended Form of Non-Qualified Group
                             Contract (VestMet).(5)
         (h)(1)         --   Form of Non-Qualified Group Contract
                             (Preference Plus).(5)

         (h)(i)         --   Form of Certificate under Non-Qualified
                             Group Contract (VestMet).(5)
         (h)(i)(A)      --   Forms of Certificate under Non-Qualified
                             Group Contract (Preference Plus).(5)
         (h)(i)(A)(i)   --   Form of Certificate under Non-Qualified
                             Group Contract (Preference Plus-Enhanced
                             Contract; Enhanced Preference Plus).(2)
         (h)(i)(A)(ii)  --   Form of Certificate under Non-Qualified
                             Group Contract (Preference Plus-Enhanced
                             Contract; Enhanced Preference Plus)
                             (Oregon).(2)
         (h)(i)(B)      --   Form of Non-Qualified Group Contract
                             (Preference Plus).(5)
         (h)(i)(C)      --   Form of Non-Qualified Group Contract
                             (Enhanced Preference Plus).(5)
         (h)(i)(D)      --   Form of Endorsement Concerning Nursing
                             Home or Terminal Illness.(2)
         (h)(i)(E)      --   Form of Endorsement for death claim
                             settlement for MT-(37PP-90(NQ-1),
                             (38PP-90(IRA-)--Form R.S. 1234MT1998.(7)
         (h)(i)(F)      --   Form of Non-Qualified Group Contract
                             (Financial Freedom Account)
                             Form--G.3043.(7)
         (i)            --   Endorsement with respect to Individual
                             IRA and Individual Non-Qualified
                             Contract concerning Death Benefit
                             Provisions (VestMet).(5)
         (j)            --   Specimen of variable retirement annuity
                             contract for Metropolitan Variable
                             Account B.(5)
         (k)            --   Proposed Form of Metropolitan Investment
                             Annuity Program, Form 37-74 MIAP for
                             Metropolitan Life Variable Account C.(5)
         (l)            --   Proposed Form of Metropolitan Investment
                             Annuity Program, Form 37-74 MIAP for
                             Metropolitan Life Variable Account D.(5)
         (m)            --   Specimen of Flexible-Purchase Variable
                             Annuity Contract for Metropolitan
                             Variable Account A.(1)
         (n)            --   Specimen of Variable Annuity Contract,
                             Forms 37TV-65 and 20SV-65 for
                             Metropolitan Variable Account B.(5)
         (o)            --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract
                             (Preference Plus).(5)
         (o)(i)         --   Forms of Certificate under IRC Section
                             403(a) Group Annuity Contract (Financial
                             Freedom).(5)
         (o)(ii)        --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract (South
                             Carolina).(5)
         (o)(iii)       --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract (SUNY).(5)
         (o)(iv)        --   Form of Certificate under IRC Section
                             403(a) Group Annuity Contract
                             (Oregon).(2)
         (p)            --   Form of Single Premium Immediate Income
                             Payment Contract (Preference Plus).(5)
         (q)            --   Form of Single Premium Immediate Income
                             Payment Certificate (Enhanced Preference
                             Plus and Financial Freedom).(5)
         (r)            --   Endorsements for Single Premium
                             Immediate Income Payment Contract.(5)
         (r)(i)         --   Form of Endorsement for Single Premium
                             Immediate Income Payment Contract
                             (G.4333(VARPAY)--Form G.20247-560.(7)
         (r)(ii)        --   Form of Endorsement for Single Premium
                             Immediate Income Payment Contract (PSC
                             93-05A) for unlimited transfers.(8)
         (s)            --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA.(6)
         (s)(i)         --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA (Minnesota).(6)
         (s)(ii)        --   Form of Endorsement with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1220-PPA (New Jersey).(6)
         (s)(iii)       --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA.(6)
         (s)(iv)        --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA (Minnesota).(6)

         (s)(v)         --   Form of Amendment with respect to the
                             Roth Individual Retirement Annuity--Form
                             R.S. 1212-PPA (New Jersey).(6)
         (s)(vi)(A)     --   ROTH IRA Endorsements. Forms: R.S. 1233,
                             R.S. 1233OR, R.S. 1233TX(2000).(9)
         (s)(vi)(B)     --   ROTH IRA Amendments. Forms: R.S. 1238,
                             R.S. 1238OR, R.S. 1238TX(2000).(9)
         (t)            --   Form of Group Annuity Contract and
                             Amendment under IRC Section
                             415(m)--Forms G. 3043A and G. 3043A-1
                             (Financial Freedom Account).(6)
         (u)            --   Form of Endorsement with respect to
                             Waiver of Administrative Fee--Form R.S.
                             1206.(6)
         (v)            --   Forms of Endorsement with respect to
                             exchange from Growth Plus Account to the
                             Preference Plus Account--Form RSC
                             E31910-2.(6)
         (w)            --   Forms of Endorsement with respect to
                             Enhanced 10% corridor (37PP-90(NQ-1),
                             38PP-90 (IRA-1) NQ/IRA, NJ PPA and
                             (PSC94-05)--Forms R.S. 1222, R.S.
                             1222N.J., R.S. 1232 and G. 20247-573.(7)
         (x)            --   Forms of Endorsement with respect to
                             Fund Expansion (38PP-90(NQ-1),
                             (38PP-90(IRA-1), TSA/403(a), PPI
                             immediate (PSC 93-05A)--Forms R.S. 1230
                             (11/98), G. 20247-572 and R.S. 1231
                             (11/98)(7,8)
         (x)(i)(A)      --   Endorsement Regarding Availability of
                             additional Investment Divisions on July
                             5, 2000 (R.S. 1241).(9)
         (x)(i)(B)      --   Contract Endorsement (for NJ Alternate
                             Benefit Plan) (G. 7812-56).(9)
         (x)(i)(C)      --   Certificate Endorsement (for NJ
                             Alternate Benefit Plan) (G.
                             20247-578).(9)
         (y)            --   Forms of Endorsement with respect to
                             Exchange (37PP-90(NQ-1), 38PP-90(IRA-1)
                             and (G.4333-7)--Forms E31910-3 and
                             G.7812-38-1.(7)
         (z)            --   Forms of Endorsement for SIMPLE IRA
                             (G.4333-15) and (G.4333-15+RSC
                             96-37)--Forms RSC 96-37 and R.S.
                             1209.(7)
         (a)(a)         --   Forms of demutualization
                             endorsements.(8)
         (b)(b)         --   Replacement Endorsements for Systematic
                             Withdrawal Program Forms: PSC 94-15 NJ
                             (8/2000), PSC 94-15 MN (8/2000).(9)
         (b)(b)(i)      --   Replacement Endorsements for Systematic
                             Withdrawal Program FL, NY, VT forms: PSC
                             94-16 (8/2000), PSC 94-15 (8/2000).(9)
         (c)(c)         --   Form of Single Premium Variable
                             Immediate Income Annuity Certificate (G.
                             4333-28).(14)
         (c)(c)(i)      --   Single Premium Variable Immediate Income
                             Annuity Non-Qualified Tax
                             Endorsement.(14)
         (c)(c)(ii)     --   Single Premium Variable Immediate Income
                             Annuity SIMPLE/IRA Tax Endorsement.(14)
         (c)(c)(iii)    --   Single Premium Variable Immediate Income
                             Annuity Traditional IRA/SEP Tax
                             Endorsement.(14)
         (c)(c)(iv)     --   Single Premium Variable Immediate Income
                             Annuity 403(b) Tax Disclosure
                             Statement.(14)
         (c)(c)(v)      --   Single Premium Variable Immediate Income
                             Annuity 457(b) Tax Disclosure
                             Statement.(14)
         (c)(c)(vi)     --   Single Premium Variable Immediate Income
                             Annuity 401(a)/401(k)/ Keogh Tax
                             Disclosure Statement.(14)
         (c)(c)(vii)    --   Single Premium Variable Immediate Income
                             Annuity 403(a) Tax Disclosure
                             Statement.(14)
         (5)(a)         --   Participation Request and Agreement for
                             the IRC Section 401 Group Annuity
                             Contract.(5)
         (b)            --   Enrollment Form with respect to the IRC
                             Section 401 Group Annuity Contract.(5)
         (b)(i)         --   Enrollment Form with respect to the IRC
                             Section 401 Group Annuity Contract
                             (Preference Plus) (Allocated).(5)
         (c)            --   Participation Request and Agreement for
                             the IRC Section 403(b) Group Annuity
                             Contract.(5)
         (c)(i)         --   Participation Request and Agreement for
                             the IRC Section 403(b) Group Annuity
                             Contract (Direct Mail Form).(5)
         (d)            --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Contract and the
                             IRC Section 457 Group Annuity
                             Contract.(2)
         (d)(i)         --   403(b) Tax Deferred Annuity Customer
                             Agreement Acknowledgement.(5)

         (d)(ii)        --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Annuity Contract
                             (Enhanced Preference Plus TSA).(5)
         (d)(iii)       --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Annuity Contract
                             (FFA-TSA).(5)
         (e)            --   Enrollment Form with respect to the IRC
                             Section 403(b) Group Annuity Contract
                             and the IRC Section 457 Group Annuity
                             Contract.(5)
         (f)            --   Application for an IRC Section 408
                             Simplified Employee Pension, IRA and
                             Non-Qualified Deferred Annuities
                             (Preference Plus).(2)
         (f)(i)         --   Application for Individual IRA and
                             Non-Qualified Contract (Direct Mail
                             Form).(3)
         (g)            --   Employer Adoption Request Form.(5)
         (g)(i)         --   Employer Utilization Request Form.(5)
         (g)(ii)        --   Enrollment Form for IRC Section 408
                             Group Individual Retirement Account
                             Contract and Non-Qualified Group
                             Contract.(5)
         (g)(iii)       --   Funding Authorization and Agreement.(5)
         (g)(iv)        --   Funding Authorization and Agreement
                             (SEP).(5)
         (h)(i)         --   Enrollment Form for IRC Section 408
                             Individual Retirement Annuity, IRC
                             Section 408(k) Simplified Employee
                             Pension and Non-Qualified Income Annuity
                             Contract.(5)
         (h)(ii)        --   Enrollment Form for IRC Sections 403(b),
                             403(a) and 457 Group Income Annuity
                             Contract.(5)
         (h)(iii)       --   Enrollment Form for Group IRA Rollover
                             Annuity (Preference Plus-Enhanced
                             Contract).(2)
         (h)(iv)        --   Enrollment Form for Group Non-Qualified
                             Supplemental Savings (Preference Plus-
                             Enhanced Contract).(2)
         (i)            --   Application for Variable Annuity
                             (Preference Plus(R) Account) TSA/IRC
                             Section 457(b) Deferred Compensation/IRC
                             Section 403(a) for form G.4333-7
                             FORM--038-PPA-TSA/PEDC (0998).(7)
         (i)(i)         --   Application for Variable Annuity
                             (Preference Plus(R) Account) for 37PP-90
                             (NQ-1), 38PP-90 (IRA-1)
                             FORM--038-PPA-IRA/SEP/NQ (0998).(7)
         (i)(ii)        --   Application for the Preference Plus(R)
                             Income Annuity for RSC 93-05A
                             FORM--RSCINCAPNQIRASEP (10/98).(7)
         (i)(iii)       --   Application for Variable Annuity
                             Enhanced Preference Plus(R) Account for
                             MetLife Employees for forms G.4333-14,
                             G.4333-15
                             Form--038MEGPPAIRA/NQ(10/98).(7)
         (i)(iv)        --   Application Preference Plus Account.(8)
         (j)            --   Variable Annuity Application for
                             Non-Qualified IRA and SEP contracts
                             (038-PPA (07/2000)-A)(9)
         (j)(i)         --   Variable Annuity Application for TSA and
                             403(a) contracts (038-PPA
                             (07/2000)-B)(9)
         (j)(ii)        --   ROTH Individual Retirement Annuity
                             Endorsement--Form ML-446.2 (9/02).(13)
         (j)(iii)       --   401(a)/403(a) Plan Endorsement. Form
                             ML-401.2 (9/02).(13)
         (j)(iv)        --   Individual Retirement Annuity
                             Endorsement. Form: ML-408.2 (9/02).(13)
         (j)(v)         --   SIMPLE Individual Retirement Annuity
                             Endorsement. Form: ML-439.1 (9/02).(13)
         (j)(vi)        --   Tax Sheltered Annuity Endorsement. Form
                             ML-398.2 (9/02).(13)
         (k)            --   Application Form for Single Premium
                             Variable Immediate Income Annuity.(14)
     (6)                --   Restated Charter and By-Laws of
                             Metropolitan Life Insurance Company.(12)
     (7)                --   Not applicable.
     (8)                --   Not applicable.
     (9)                --   Opinion and consent of counsel as to the
                             legality of the securities being
                             registered.(5)

    (10)                --   Consent of Deloitte & Touche(14)
    (11)                --   Not applicable.
    (12)                --   Not applicable.
    (13) (a)            --   Powers of Attorney.(14)


---------------
 1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.

 2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.

 3. Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.


 4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997.



 5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.



 6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998.


 7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.

 8. Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.


 9. Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001.


10. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.

11. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.

12. Filed with Registration Statement No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.


13. Filed with Post-Effective Amendment No. 29 to this Registration Statement on Form N-4 on April 10, 2003.



14.  Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
Gerald Clark...........................  Vice Chairman of the Board                        Vice Chairman and Director
                                         MetLife, Inc. and Metropolitan Life Insurance
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr. ...................  Retired Chairman,                                 Director
                                         Nellcor Puritan Bennett, Inc.,
                                         P.O. Box 208,
                                         Pauma Valley, CA 92061.
James R. Houghton......................  Chairman of the Board Emeritus                    Director
                                         Corning Incorporated,
                                         One Riverfront Plaza
                                         MP HQE2-6
                                         Corning, NY 14831
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keene..........................  General (Retired),                                Director
                                         United States Army
                                         2200 Wilson Blvd.
                                         Suite 102-542
                                         Arlington, VA 22201-3324
Catherine R. Kinney....................  Co-Chief Operating Officer, President and         Director
                                         Executive Vice Chairman,
                                         New York Stock Exchange, Inc.,
                                         11 Wall Street, 6th Floor,
                                         New York, NY 10005.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Stewart G. Nagler......................  Vice Chairman of the Board and Chief Financial    Vice Chairman, Chief
                                         Officer,                                          Financial Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange,
                                         108 Forest Avenue,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  Of Counsel                                        Director
                                         Piper Rudnick LLP
                                         1251 Avenue of the Americas
                                         New York, NY 10005
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers
                                         101 Jericho Road
                                         Weston, MA 02493
William C. Steere, Jr. ................  Retired Chairman of the Board,                    Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Stewart G. Nagler.......................................  Vice-Chairman, Chief Financial Officer and Director
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
William J. Toppeta......................................  President, International
Gary A. Beller..........................................  Senior Executive Vice-President
Catherine A. Rein.......................................  Senior Executive Vice-President; President and Chief
                                                          Executive Officer of MetLife Auto and Home
Lisa M. Weber...........................................  Senior Executive Vice-President, Chief Administrative
                                                          Officer
James L. Lipscomb.......................................  Executive Vice-President and General Counsel
Daniel J. Cavanagh......................................  Executive Vice-President
Jeffrey J. Hodgman......................................  Executive Vice-President
Leland C. Launer, Jr. ..................................  Executive Vice President and Chief Investment Officer
Judy E. Weiss...........................................  Executive Vice-President
Joseph A. Reali.........................................  Senior Vice-President and Tax Director
John E. Welch...........................................  Senior Vice-President and General Auditor
Anthony Williamson......................................  Senior Vice-President and Treasurer
Gwenn L. Carr...........................................  Vice-President and Secretary
Timothy Journy..........................................  Vice President and Controller


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF SEPTEMBER 30, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D. Aseguradora Hidalgo, S.A. (Mexico)- 99.95% is owned by MetLife, Inc. and 0.05% is owned by MetLife International Holdings, Inc.

E.    MetLife Taiwan Insurance Company Limited (Taiwan)

F.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns

2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)


L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc. and 50% are held by Metropolitan Life Insurance Company.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.


      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9.    Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)    Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution, Inc. (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans 18 of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31.   Metropolitan Tower Life Insurance Company

      32.   Metropolitan Property and Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc. (TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

            g)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

            h)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            i)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      33.   Bond Trust Account A

      34.   Security Equity Life Insurance Company

      35.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and 50% is held by SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

                  (8)   SSR AVF III LLC

      36.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is owned by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      37.   New England Life Insurance Company (MA)

            a)    New England Life Holdings, Inc. (DE)

                  (1)   MetLife Advisers, LLC (MA)

                  (2)   New England Securities Corporation (MA)

                        (a)   Hereford Insurance Agency, Inc. (MA)

                  (3)   N.L. Holding Corp. (DEL) (NY)

                        (a)   Nathan & Lewis Associates-Arizona, Inc. (AZ)

                        (b)   Nathan & Lewis of Nevada, Inc. (NV)

                        (c)   Nathan & Lewis Associates, Inc. (NY)

                              (i)   Nathan and Lewis Insurance Agency of
                                    Massachusetts, Inc. (MA)

                              (ii)  Nathan and Lewis Associates of Texas, Inc.
                                    (TX)

            b)    Newbury Insurance Company, Limited (Bermuda)

            c)    New England Pension and Annuity Company (DE)

            d)    Omega Reinsurance Corporation (AZ)

            e) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

      38.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)   Fairfield Management Group,
                                                 Inc. (MO)

                                                 (a.1)   Reinsurance Partners,
                                                         Inc. (MO)

                                                 (a.2)   Great Rivers
                                                         Reinsurance Management,
                                                         Inc. (MO)

                                                 (a.3)   RGA (U.K.)
                                                         Underwriting Agency
                                                         Limited (United
                                                         Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)


                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi) RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)

39.    MetLife Securities, Inc. (DE)

40.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Alabama, Inc. (DE)

      2.    MetLife General Insurance Agency of Kentucky, Inc. (DE)

      3.    MetLife General Insurance Agency of Mississippi, Inc. (DE)

      4.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      5.    MetLife General Insurance Agency of Texas, Inc. (DE)

      6.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

41.   MetLife Security Insurance Company of Louisiana (LA)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTOWNERS.

     As of August 31, 2003:

                                                              NUMBER OF
                       TITLE OF CLASS                          HOLDERS
                       --------------                         ---------
Contract holders
  Qualified.................................................   610,851
  Non-Qualified.............................................   229,834

ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains a directors' and officers' liability policy with a maximum coverage of $300 million. Metropolitan Life Insurance Company, a subsidiary of MetLife, Inc. is covered under the Financial Institutions Bond and directors' and officers' policy. A provision in the Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan Life Insurance Company pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and investment adviser)
       The New England Variable Account (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)

                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER            NET UNDERWRITING DISCOUNTS AND COMMISSIONS
---------------------------------------------- ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A
                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION               BROKERAGE COMMISSIONS
---------------------------------------------- ----------------------------------------------
    $22,002,585 (early withdrawal charge)                           N/A
                     (5)
                 COMPENSATION
----------------------------------------------
  $129,067,129.87 (Separate Account charge)

ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

     (f) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 22ND DAY OF OCTOBER, 2003.
                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------
                                                   (James L. Lipscomb)
                                                Executive Vice President
                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------
                                                   (James L. Lipscomb)
                                                Executive Vice President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                             TITLE                              DATE
                      ---------                                             -----                              ----

                          *                              Chairman, President, Chief Executive Officer
-----------------------------------------------------    and Director
                 Robert H. Benmosche

                          *                              Vice Chairman and Director
-----------------------------------------------------
                    Gerald Clark

                                                         Executive Vice President and Chief
-----------------------------------------------------    Investment Officer
                Leland C. Launer, Jr.

                          *                              Vice Chairman, Chief Financial Officer
-----------------------------------------------------    (Principal Financial Officer) and Director
                  Stewart G. Nagler

                          *                              Vice President and Controller
-----------------------------------------------------
                  Timothy L. Journy

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                                                         Director
-----------------------------------------------------
                    John M. Keene

                          *                              Director
-----------------------------------------------------
                 Catherine R. Kinney

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

             *By: /s/ MYRA L. SAUL, ESQ.                                                                 October 22, 2003
  ------------------------------------------------
                 Myra L. Saul, Esq.
                  Attorney-in-Fact

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED                                 PAGE

 1. Snoopy as MetLife Representative with briefcase    C-PPA first page and
    straightening bow tie                              cover

 2. Charlie Brown on step ladder looking at fold       C-PPA-3 Table of Contents
    out map

 3. Snoopy in suit with pointer                        C-PPA-4 Important Terms
                                                       You Should Know

 4. Lucy reviewing ticker tape coming from machine     C-PPA-12 Accumulation
                                                       Unit Values Tables

 5. Snoopy as MetLife Representative listening to      C-PPA-30 MetLife
    crowd of Woodstocks

 6. Snoopy and Woodstock balanced on seesaw            C-PPA-31 Variable
                                                       Annuities

 7. Snoopy reading menu at restaurant table            C-PPA-32 Your Investment
                                                       Choices

 8. Linus building sand castle                         C-PPA-34 Deferred
                                                       Annuities

 9. The Equity Generator(Service Mark) icon--Safe      C-PPA-35 The Equity
    with arrow pointing to three dimensional graph     Generator

10. The Equalizer(Service Mark) icon--A balancing      C-PPA-35 The Equalizer
    scale

11. The Rebalancer(Service Mark) icon--A pie chart     C-PPA-35 The Rebalancer
    with arrows around circumference

12. The Index Selector(Service Mark) icon--A world     C-PPA-35 The Index
    globe with arrows around it                        Selector

13. The Allocator(Service Mark)--A hourglass with      C-PPA-36 The Allocator
    safe in top portion with arrow to a three
    dimensional chart in the bottom portion

14. Marcie at desk with adding machine reviewing       C-PPA-38 Examples of
    tape of calculations                               calculating Accumulation
                                                       Units and Accumulation
                                                       Unit Value

15. Charlie Brown struggling to reach into jar of      C-PPA-39 Access to Your
    money                                              Money

16. Snoopy as WWI flying ace dispatching Woodstocks    C-PPA-39 Systematic
    with checks                                        Withdrawal Program

17. Woodstock with accountant's visor and adding       C-PPA-41 Charges
    machine

B. ILLUSTRATIONS FOR PREFERENCE PLUS ACCOUNT ENHANCED
   VARIABLE CONTRACTS FOR NON-QUALIFIED, TRADITIONAL
   IRA AND UNALLOCATED (continued)                     PAGE
18. Franklin with magnifying glass                     C-PPA-43 When No Early
                                                       Withdrawal Charge Applies

19. Woodstock moving money bag from one pile of        C-PPA-46 When A Different
    money bags to another                              Early Withdrawal Charge
                                                       May Apply

20. Marcia reading paper                               C-PPA-47 Free Look

21. Snoopy floating in innertube with glasses and      C-PPA-49 Income Annuities
    drink

22. Snoopy lounging on beach chair with sunglasses     C-PPA-51 Income Payment
    and drink                                          Types

23. Woodstock writing out a check                      C-PPA-55 Minimum Size of
                                                       Your Income Payment

24. Woodstock moving money bag from one pile of        C-PPA-58 Transfers
    money bags to another

25. Lucy with magnifying glass studying a piece of     C-PPA-62 Free Look
    paper

26. Charlie Brown listening on telephone               C-PPA-62 By Telephone
                                                       or Internet

27. "Colonial" Snoopy as town cryer                    C-PPA-66 Advertising
                                                       Performance

28. Snoopy as MetLife Representative shaking paw/      C-PPA-70 Who Sells the
    wing with Woodstock                                Deferred Annuities and
                                                       Income Annuities

29. Piggybank with "Do not open until age 59 1/2"      C-PPA-73 Income Taxes--
    printed on side                                    General

30. Snoopy as "Uncle Sam" presenting a tax bill        C-PPA-74 Income Taxes--
                                                       Withdrawals Before Age
                                                       59 1/2

31. Woodstock flying with check                        C-PPA-76 Non-Qualified
                                                       Annuities--Partial and
                                                       Full Withdrawals

32. Linus "walking" the hoop with "IRAs" on side       C-PPA-79 Traditional
                                                       IRA Annuities

33. Franklin, Snoopy, Charlie Brown, Lucy, Pigpen,     C-PPA-88 Table of
    Linus and Peppermint Patty                         Contents for the SAI

34. Lucy in her advice box with "TAXES--The Expert     C-PPA-89 Annuity Tax
    is in" printed on it advising Peppermint Patty     Table
    and Sally